                                                                   Exhibit 99.1
                       SIZELER PROPERTY INVESTORS, INC.

                             LETTER OF TRANSMITTAL

 Offer to Exchange 9.0% Convertible Subordinated Debentures due July 15, 2009
        and/or 10.0% Series B Cumulative Redeemable Preferred Stock for all Outstanding 8% Convertible Subordinated Debentures due July 15, 2003
                                      of
                       Sizeler Property Investors, Inc.

   THE EXCHANGE OFFER WILL EXPIRE AT 8:00 A.M., NEW YORK CITY TIME, ON
DECEMBER   , 2001 UNLESS THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE
WITHDRAWN PRIOR TO 8:00 A.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 The Exchange Agent for the exchange offer is:

              Chase Manhattan Trust Company, National Association

           Courier Address:                         Mail Address:


    Chase Manhattan Trust Company,         Chase Manhattan Trust Company,
         National Association                   National Association
   c/o Institutional Trust Services       c/o Institutional Trust Services

     2001 Bryan Street, 9th Floor
                                                 P.O. Box 2320

          Dallas, Texas 75201                 Dallas, Texas 75221-2320
        Attention: Frank Ivins                 Attention: Frank Ivins

                           Telephone: (214) 468-6464
         By Facsimile (for Eligible Institutions Only): (214) 468-6494
                Confirm Facsimile by Telephone: (214) 468-6464

   Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a fax number other than as set forth above, will not constitute a valid delivery.

   The instructions contained herein and in the Prospectus dated as of
          , 2001 should be read carefully before this Letter of Transmittal is completed.

   The exchange offer (the "Exchange Offer") by Sizeler Property Investors, Inc. ("Sizeler") is conditioned on the satisfaction of certain conditions, more fully described in the Prospectus under the caption "This Exchange Offer--Conditions to this Exchange Offer." The Prospectus contains a more complete description of the Exchange Offer.


   Use this Letter of Transmittal only to tender old debentures pursuant to the Exchange Offer.

   This Letter of Transmittal and the instructions hereto are to be used by the holders of old debentures. This Letter of Transmittal is to be used by such holders of old debentures if tender of old debentures is to be made by tender of certificates representing old debentures or by book-entry transfer to the Exchange Agent's account at DTC, Euroclear or Clearstream pursuant to the procedures set forth under the caption "This Exchange Offer--Procedures for Exchanging Old Debentures" in the Prospectus and instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

   Holders of old debentures who are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP. DTC, Euroclear and Clearstream participants that are accepting the Exchange Offer must transmit their acceptance to DTC, Euroclear or Clearstream, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account. DTC, Euroclear and Clearstream will send an Agent's Message (the "Agent's Message") to the Exchange Agent for its acceptance. Delivery of the Agent's Message will satisfy the terms of the Exchange Offer as to the tender of old debentures.

   Holders of old debentures who are tendering certificates representing old debentures are advised to mail such certificates via certified mail, return receipt requested, properly insured.


   The Exchange Offer is not being made to (nor will tenders of old debentures be accepted from or on behalf of) holders in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

   Delivery of instructions or documents to DTC, Euroclear or Clearstream does not constitute delivery to the Exchange Agent.

   Only holders of old debentures may validly tender old debentures. The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

   The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to Chase Manhattan Trust Company, National Association in its capacity as Exchange Agent. See Instruction 10 below.

                           TENDER OF OLD DEBENTURES

   COMPLETE THE FOLLOWING FOR ALL TENDERED 8% CONVERTIBLE SUBORDINATED DEBENTURES DUE JULY 15, 2003 (THE "OLD DEBENTURES") BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, EUROCLEAR OR CLEARSTREAM:

Name of Tendering Institution: ____________________________________________


Account Number: ___________________________________________________________


Transaction Code Number: __________________________________________________


   Upon the terms and subject to the conditions of the Exchange Offer set forth in this Letter of Transmittal and the accompanying Prospectus, Sizeler is offering to exchange new debentures and/or shares of Series B preferred stock for old debentures that are validly tendered, not withdrawn, and accepted, in this Exchange Offer. You can select the form of consideration that you will receive for your old debentures from the following two options:

   9.0% Convertible Subordinated Debentures due July 15, 2009: $1,000 in principal amount of 9.0% convertible subordinated debentures due July 15, 2009 for every $1,000 in principal amount of old debentures tendered under this option, up to a maximum of $32,327,000 in aggregate principal amount of new debentures.

   10.0% Series B Cumulative Redeemable Preferred Stock: 40 shares of 10.0% Series B cumulative redeemable preferred stock for every $1,000 in principal amount of old debentures tendered under this option.

   You do not have to choose the same option for all the old debentures that you tender. You do not have to tender all of your old debentures to participate in this Exchange Offer. You may withdraw your tender of old debentures or change your choice of consideration options at any time before the expiration of this Exchange Offer.

   If holders of old debentures choose to validly tender, in the aggregate, more than $32.327 million in principal amount of old debentures, then the Exchange Agent will exchange the new debentures for old debentures on a pro rata basis, based on the principal amount of old debentures tendered for exchange for new debentures. Holders of old debentures tendered for new debentures that are not accepted may, at the holder's option and as indicated on this Letter of Transmittal, be exchanged for shares of Series B preferred stock or returned to the holder.

   List below the old debentures to which this Letter of Transmittal relates. If the space provided is inadequate, list the principal amounts and your account number(s) on a separately executed schedule and affix the schedule to this Letter of Transmittal.

                         DESCRIPTION OF OLD DEBENTURES

   Item 1. Name appearing on certificate or name of DTC, Euroclear or Clearstream participant, and certificate number or DTC, Euroclear or Clearstream participant's account number in which old debentures are held.


                                                         Principal  Certificate
                                                          Amount     Number or
                                                         Tendered     Account
                                                            (1)     Number (2)
                                                        ----------- -----------
Total principal amount of old debentures tendered......

--------
(1) A tendering holder of old debentures may tender all or some of the old debentures held by such holder.

(2) Certificate number or DTC, Euroclear or Clearstream account number.


              ELECTION AS TO FORM OF EXCHANGE OFFER CONSIDERATION

   Item 2. Special Issuance/Special Delivery Instructions.

[_] Mark this box if, in the event that your old debentures are not accepted for exchange, they should be returned to an account other than the account for which they were tendered. (Complete Box A under the heading "Special Issuance/Delivery Instructions" below.)


[_] Mark this box if you want to provide special delivery instructions for the exchange consideration to which you may be entitled or you are tendering certificates for old debentures and are establishing an account for the exchange consideration to which you may be entitled. (Complete Box B under the heading "Special Issuance/Delivery Instructions" below.)


   Item 3. Election as to Form of Consideration.

   If you are accepting this Exchange Offer, you may elect to receive either
(a) $1,000 in principal amount of new debentures for each $1,000 in aggregate principal amount of old debentures that you tender, or (b) 40 shares of Series B preferred stock for each $1,000 in aggregate principal amount of old debentures that you tender. If you hold more than $1,000 in aggregate principal amount of old debentures, you need not make the same election for each $1,000 principal amount of old debentures. For example, if you hold $100,000 aggregate principal amount of old debentures and you choose to tender in the Exchange Offer, you may elect to receive new debentures for $65,000 of your old debentures and Series B preferred stock for the remaining $35,000 of your old debentures.

A.[_] Check this box if you want to tender all of your old debentures in exchange for $1,000 in principal amount of new debentures for each $1,000 in principal amount of old debentures tendered by you.


B.[_] Check this box if you want to tender all of your old debentures in exchange for 40 shares of Series B preferred stock for each $1,000 in principal amount of old debentures tendered by you.


C.[_] Check this box, and complete the remainder of this Item, if you hold more than $1,000 in aggregate principal amount of old debentures and you wish to make a mixed election as to the form of consideration.


(1) : Indicate the principal amount of your old debentures being tendered for which you elect to receive only new debentures.

(2) : Indicate the principal amount of your old debentures being tendered for which you elect to receive only shares of Series B preferred stock.

(3) : Total principal amount for which you are making this mixed election. (This amount is the total of Items 3C(1) and 3C(2) and must be equal to the total principal of your old debentures being tendered as indicated in Item 1 above.)

   The names and addresses of the holders of old debentures should be printed, if not already printed above, exactly as they appear on your certificate(s) or in your DTC, Euroclear or Clearstream account. The old debentures and the principal amount of old debentures that the undersigned wishes to tender should be indicated in the appropriate boxes.


   In the event of proration of new debentures. If you are a holder of old debentures and you elect to tender your old debentures in exchange for new debentures, please complete the following. You may elect to receive either of the following two options in the event (i) holders of old debentures choose to validly tender more than $32.327 million in aggregate principal amount of old debentures resulting in the pro rata distribution of new debentures for old debentures and (ii) your old debentures tendered for new debentures are not accepted for exchange of new debentures. Please indicate your selection by marking the appropriate box below.

A.[_] Check this box if, in the event of proration of new debentures, you want your old debentures not accepted for exchange for new debentures exchanged for shares of Series B preferred stock.


B.[_] Check this box if, in the event of proration of new debentures, you want your old debentures not accepted for exchange for new debentures withdrawn and returned to you.


                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   By execution hereof, the undersigned hereby acknowledges receipt of the
Prospectus dated       , 2001 of Sizeler Properties Investors, Inc.
("Sizeler") and this Letter of Transmittal and Instructions hereto. Upon the terms and subject to the conditions of this Exchange Offer, the undersigned hereby tenders to Sizeler the aggregate principal amount of the old debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the principal amount of old debentures tendered hereby, the undersigned hereby assigns and transfers to, or upon the order of, Sizeler, all right, title and interest in and to such old debentures as are being tendered hereby.

   The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such tendered old debentures, with full powers of substitution, among other things, to cause the old debentures being tendered to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the old debentures being tendered, and to acquire the new debentures and/or the shares of Series B preferred stock, as the case may be, issuable upon the exchange of such tendered old debentures, and that, when the same are accepted for exchange, Sizeler will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Sizeler.

   The undersigned will, upon request, execute and deliver any additional documents deemed by Sizeler to be necessary or desirable to complete the sale, assignment and transfer of the old debentures tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive the death or incapacity of the undersigned. You may withdraw the tender of your old debentures at any time prior to the expiration of the Exchange Offer, but the exchange consideration shall not be payable in respect of old debentures that are withdrawn. Any permitted withdrawal of old debentures may not be rescinded, and any old debentures properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Withdrawn debentures may, however, be re-tendered by again following one of the appropriate procedures described in the Prospectus at any time prior to the expiration of the Exchange Offer.

   The undersigned understands that tenders of old debentures pursuant to any of the procedures described in the Prospectus, the Letter of Transmittal and the Instructions hereto and acceptance of such old debentures by Sizeler will constitute a binding agreement between the undersigned and Sizeler upon the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understands that validly tendered old debentures (or defectively tendered old debentures with respect to which Sizeler has, or has caused to be, waived such defect) will be deemed to have been accepted by Sizeler if, as and when Sizeler gives oral or written notice thereof to the Exchange Agent.

   The undersigned hereby represents and warrants that the undersigned is relying on the information contained in the accompanying Prospectus in making its investment decision with respect to the Exchange Offer. The undersigned further acknowledges that neither Sizeler nor any person representing Sizeler has made any representation to it with respect to Sizeler, the Exchange Offer or the issuance of the exchange considerations, other than the information contained in the accompanying Prospectus.

   The undersigned understands that the delivery and surrender of any old debentures are not effective, and the risk of loss of the old debentures does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a copy thereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Sizeler. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders of old debentures will be determined by Sizeler, which determination shall be final and binding.

   Unless otherwise indicated herein under "A. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any old debentures representing principal amounts that are not accepted for exchange be returned by book-entry transfer by credit to the account of DTC, Euroclear or Clearstream for which such old debentures were tendered or certificates representing old debentures not accepted be returned to the holder thereof. Unless otherwise indicated herein under "B. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that the exchange consideration in respect of tendered old debentures accepted for exchange be tendered by book-entry transfer by credit to the account of DTC, Euroclear or Clearstream for which such old debentures were tendered.

   In the event that the "A. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that any old debentures representing principal amounts not accepted for exchange be issued in the name(s) of, and be delivered by book-entry transfer by credit to the account of DTC, Euroclear or Clearstream therein indicated. The undersigned recognizes that Sizeler has no obligation pursuant to the "A. Special Issuance/Delivery Instructions" box to transfer any old debentures from the names of the tendering holder(s) of old debentures thereof if Sizeler does not accept for exchange any of the principal amount of such old debentures so tendered. In the event that the "B. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that the exchange consideration issued in exchange for tendered old debentures accepted for exchange be issued in the name(s) of, and be delivered by book-entry transfer by credit to the account of DTC, Euroclear or Clearstream therein indicated.

    A. Special Issuance/Delivery             B. Special Issuance/Delivery
         Instructions                                Instructions
      (See Instructions)                           (See Instructions)

 To be completed ONLY if old              To be completed ONLY if the
 debentures not accepted for              exchange consideration for old
 exchange are to be issued by             debentures accepted for exchange
 credit to an account maintained          is to be issued by credit to an
 at DTC, Euroclear or Clearstream         account maintained at DTC,
 other than the account for which         Euroclear or Clearstream other
 the tender was made.                     than the account for which the
                                          tender was made.

                                          Name _________________________
                                                 (Please Print)

 Credit unexchanged old debentures        Credit exchange consideration by
 by book-entry transfer to the            book-entry transfer to the
 account set forth below:                 account set forth below:

 DTC Account No.: _____________           DTC Account No.: _____________

 Euroclear Account No.: _______           Euroclear Account No.: _______

 Clearstream Account No.: _____           Clearstream Account No.: _____

 ______________________________            ___________________________
    (Tax Identification or                  (Tax Identification or
    Social Security Number)                  Social Security Number)
     (See Form W-9 herein)                    (See Form W-9 herein)

                            PLEASE SIGN HERE

     ---------------------------------------------------------------

     ---------------------------------------------------------------
  (To be completed by all tendering and consenting holders of old debentures)

   By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the old debentures listed in the box above labeled "Description of Old Debentures" under the column heading "Principal Amount Tendered."

   This Letter of Transmittal must be signed by the holder(s) of old debentures exactly as such participant's name appears on the certificate being tendered or on a security position listing such participant as the owner of old debentures with DTC, Euroclear or Clearstream. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.


---------------------------------------------------------------

---------------------------------------------------------------
Signature(s) of Holder(s) of Old Debentures or Authorized Signatory (See guarantee requirement below)

Dated: _____________________________________________________________________


Name(s): ___________________________________________________________________


Firm: ______________________________________________________________________

                                 (Please Print)

Capacity: __________________________________________________________________


Address(es): _______________________________________________________________

                              (Including Zip Code)

Area Code and Telephone Number: ____________________________________________


Area Code and Fax Number: __________________________________________________


Tax Identification or Social Security Number: ______________________________


            (COMPLETE ACCOMPANYING FORM W-9 or one of the FORMS W-8)

                         Medallion Signature Guarantee

                 (If Required--See Instructions 1 and 4)


Authorized Signature ______________________________________________________


Name of Firm ______________________________________________________________


                                 INSTRUCTIONS
        Forming Part of the Terms and Conditions of the Exchange Offer

   1. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the old debentures are tendered by a participant in DTC, Euroclear or Clearstream whose name appears on a securities position listing such participant as the owner of such old debentures that has not completed any of the boxes entitled "Special Issuance/Delivery Instructions" on this Letter of Transmittal. If the old debentures are registered in the name of a person other than the signer of this Letter of Transmittal, the signatures on this Letter of Transmittal accompanying the tendered old debentures must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 5.

   2. Delivery of Letter of Transmittal and Old Debentures. This Letter of Transmittal is to be completed by holders of old debentures if tender of old debentures is to be made by tender of certificates representing old debentures or by book-entry transfer to the Exchange Agent's account at DTC, Euroclear or Clearstream pursuant to the procedures set forth under the caption "This Exchange Offer--Procedures for Exchanging Old Debentures" in the Prospectus and instructions are not being transmitted through ATOP. Holders of old debentures must deliver a confirmation of a book-entry transfer into the Exchange Agent's account at DTC, Euroclear or Clearstream of all old debentures delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a copy thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date. Delivery of documents to DTC, Euroclear or Clearstream does not constitute delivery to the Exchange Agent.


   The method of delivery of this Letter of Transmittal, the old debentures and all other required documents, including delivery through DTC, Euroclear or Clearstream and any acceptance of the Agent's Message delivered through ATOP, is at the option and risk of the tendering holder of old debentures. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent.

   No alternative, conditional or contingent tenders will be accepted. All tendering holders of old debentures, by execution of this Letter of Transmittal (or a copy thereof), waive any right to receive any notice of the acceptance of their old debentures for payment.

   3. Withdrawal of Tenders. Tenders of old debentures may be withdrawn at any time before 8:00 a.m., New York City time, on the expiration date. For a withdrawal of a tender of old debentures to be effective, a written notice of withdrawal must be received by the Exchange Agent on or prior to the expiration date (or such later date as may be permitted pursuant to the terms of the Exchange Offer) at its address set forth on the back cover of the Prospectus.

   4. Inadequate Space. If the space provided herein is inadequate, the principal amount represented by old debentures should be listed on a separate signed schedule attached hereto.

   5. Signature on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by a participant in DTC, Euroclear or Clearstream whose name is shown as the owner of the old debentures tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the old debentures. If the Letter of Transmittal is signed by a holder tendering certificate(s), the signature must correspond with the name shown on the certificate.

   If any old debentures tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such old debentures.

   If this Letter of Transmittal or any old debenture or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Sizeler of such person's authority to so act, must be submitted.

   When this Letter of Transmittal is signed by the registered holders of the old debentures listed and transmitted hereby, no endorsements of the old debentures or separate instruments of transfer are required unless the old debentures tendered and not accepted for exchange are to be issued to a person other than the registered holder of the old debentures, in which case signatures on such old debentures or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

   If this Letter of Transmittal is signed other than by the registered holder of the old debentures listed, the old debentures must be endorsed or accompanied by appropriate instruments of transfer signed exactly as the name or names of the registered holder(s) appear(s) on the old debentures, and signatures on such old debentures or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an "eligible institution."

   6. Special Issuance and Delivery Instructions. If old debentures are to be returned to someone other than the signer of this Letter of Transmittal, the appropriate "A. Special Issuance/Delivery Instructions" box on this Letter of Transmittal should be completed. Furthermore, if the exchange consideration exchanged for old debentures is to be issued in the name of a person other than the signer of this Letter of Transmittal and/or are to be sent to someone other than the signer of this Letter of Transmittal and/or you are tendering certificates for old debentures and are establishing an account for the exchange consideration to which you may be entitled, the appropriate "B. Special Issuance/Delivery Instructions" box on this Letter of Transmittal should be completed. Otherwise, all old debentures tendered and not accepted for exchange will be returned to the tendering holder of the certificate(s), or will be returned, and all exchange consideration delivered, by crediting the account at DTC, Euroclear or Clearstream designated above as the account for which such old debentures were delivered.


   7. Transfer Taxes. Except as set forth in this Instruction 7, owners who tender their old debentures for exchange will not be obligated to pay any transfer taxes. If, however, new debentures are to be delivered to, or issued in the name of, any person other than the registered owner of the old debentures; or old debentures are registered in the name of any person other than the person signing the Letter of Transmittal; or a transfer tax is imposed for any reason other than the exchange of old debentures in connection with the Exchange Offer; then the amount of any transfer taxes, whether imposed on the registered owner or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from them is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

   8. Waiver of Conditions. The conditions of the Exchange Offer may be amended or waived by Sizeler in its sole discretion, in whole or in part, at any time and from time to time, in the case of any old debentures tendered.

   9. Form W-9. Unless an exemption from backup withholding tax and information reporting requirements is otherwise established with the Exchange Agent, each tendering United States holder of old debentures (or other payee) must provide the Exchange Agent with a completed Form W-9. The information required on a Form W-9 includes a United States taxpayer identification number ("TIN"), generally the holder's United States Social Security or federal employer identification number. For a description of other information that must be included on Form W-9, see "Important Tax Information" below. If a holder fails to provide a completed and valid Form W-9, that holder (or other payee) may be subject to a $50 penalty imposed by the United States Internal Revenue Service and 30.5% backup withholding tax. If the tendering holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such tendering holder should write "Applied For" in Part I of the Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN, the Exchange Agent will withhold any amounts required to be withheld. See the enclosed Form W-9 specific instructions for additional instructions. Any non-United States holder should not complete a Form W-9, but must instead complete either a Form W-8BEN, W-8ECI or W-8IMY, as discussed in "Important Tax Information" below.

   10. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Exchange Agent at its telephone number and location listed below. A holder of old debentures may also contact Georgeson Shareholder Communications Inc., at its telephone number and location listed below, or such holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer or for additional copies of the Prospectus or this Letter of Transmittal.


   11. Conflicts. In the event of any conflict between the terms of the Prospectus and the terms of the Letter of Transmittal, the terms of the Prospectus will control.

                           IMPORTANT TAX INFORMATION

   Every holder of the old debentures whose tendered old debentures are accepted for exchange must complete either a Form W-9 or one of the Forms W-8 described below.


   Under United States federal income tax law, a holder of old debentures whose tendered old debentures are accepted for exchange generally is required to provide the Exchange Agent with such holder's current TIN on Form W-9 below. If such holder of old debentures is an individual, the TIN is generally his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the holder of old debentures or other payee may be subject to a $50 penalty imposed by the United States Internal Revenue Service. In addition, such holder of old debentures or other payee with respect to old debentures exchanged pursuant to the Exchange Offer may be subject to 30.5% backup withholding tax.

   Backup withholding tax is not an additional tax. Rather, the United States federal income tax liability of persons subject to backup withholding tax will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the United States Internal Revenue Service.

   Certain holders of old debentures (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding tax and reporting requirements. If you can establish your status as a non-United States holder, any interest paid to you will not be subject to withholding tax and reporting requirements. You can do so by submitting to the Exchange Agent a properly completed Form W-8 signed under penalties of perjury and attesting to your exempt status as a non-United States holder. Three versions of Form W-8 are described below. You should complete the Form W-8 which is appropriate to your circumstances.

Form W-8BEN   To be completed by any nonresident alien (an individual who is not a United States citizen and does not qualify as a resident alien (someone who lives in the United States for more than 183 days) or by a foreign corporation (a corporation which is incorporated under other than United States federal or state law) or by a foreign complex trust, unless they are required to complete a Form W-8ECI.

Form W-8ECI   To be completed by any nonresident alien, foreign corporation or foreign trust whose income is effectively connected with a United States trade or business. "Effectively connected income" is defined very broadly and includes income generated by a United States trade or business and income from items held for working capital.

Form W-8IMY   To be completed by a foreign partnership or foreign simple trust or foreign grantor trust or any other entity not governed by United States law which is a flow-through entity unless the entity is required to complete a Form W-8ECI. If such an entity completes a Form W-8IMY, it must also attach completed W-8BENs for all of its partners or beneficiaries.

Purpose of Form W-9

   To prevent backup withholding tax, the holder of old debentures is required to notify the Exchange Agent of the holder's current TIN (or the TIN of any other payee) by completing Form W-9, certifying that the TIN provided on Form W-9 is correct (or that such holder of old debentures is awaiting a TIN), and that (1) the holder of old debentures has not been notified by the United States Internal Revenue Service that the holder of old debentures is subject to backup withholding tax as a result of failure to report all interest or dividends, or (2) the United States Internal Revenue Service has notified the holder of old debentures that the holder of old debentures is no longer subject to backup withholding tax.

What Number to Give the Exchange Agent

   The holder of old debentures is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the old debentures. If the old debentures are registered in more than one name or are not registered in the name of the actual owner, consult the instructions for Form W-9 for additional guidance on which number to report.

   The Exchange Agent for the Exchange Offer is:

              Chase Manhattan Trust Company, National Association

             Courier Address:                         Mail Address:


      Chase Manhattan Trust Company,         Chase Manhattan Trust Company,
           National Association                   National Association
     c/o Institutional Trust Services       c/o Institutional Trust Services

       2001 Bryan Street, 9th Floor
           Dallas, Texas 75201                     P.O. Box 2320

                                                Dallas, Texas 75221-2320
          Attention: Frank Ivins                 Attention: Frank Ivins

                           Telephone: (214) 468-6464
         By Facsimile (for Eligible Institutions Only): (214) 468-6494
                Confirm Facsimile by Telephone: (214) 468-6464

   Any questions or requests for assistance may be directed to the Exchange Agent. A holder of old debentures may also contact Georgeson Shareholder Communications Inc. at its telephone numbers set forth below, or such holder's broker, dealer, commercial bank, trust company or other nominee, for assistance concerning the Exchange Offer or for additional copies of the Prospectus or the Letter of Transmittal.


               The information agent for the Exchange Offer is:

                   Georgeson Shareholder Communications Inc.
                                17 State Street
                                  10th Floor
                           New York, New York 10004

                Banks and Brokers, call collect: (212) 440-9800

                All others, call toll-free: (800) 223-2064

                              Request for Taxpayer
Form   W-9          Identification Number and Certification
(Rev. December 2000)                                              Give form to
Department of the Treasury                                        the
Internal Revenue Service                                          requester.
                                                                  Do not send
                                                                  to IRS.
Please print or type
--------------------------------------------------------------------------------
  Name (See Specific Instructions on page 2.)

 ------------------------------------------------------------------------------
  Business name, if different from above. (See Specific Instructions on page
  2.)
 ------------------------------------------------------------------------------
  Check appropriate box:   [_] Individual/Sole
  proprietor   [_] Corporation   [_] Partnership   [_] Other . ................
 ------------------------------------------------------------------------------
  Address (number, street, and apt. or suite no.) Requestor's name and address (optional)
 --------------------------------------------------
  City, state, and ZIP code

--------------------------------------------------------------------------------
Part I  Taxpayer Identification Number (TIN)         List account number(s)
---------------------------------------------------- here (optional)
Enter your TIN in the
appropriate box. For                                 ---------------------------
individuals, this is your     Social security number Part II For U.S. Payees
social security number               -   -                   Exempt From
(SSN). However, for a                                        Backup Withholding
resident alien, sole                   or                    (See the
proprietor, or disregarded                                   instructions on
entity, see the Part I                                       page 2.)
instructions on page 2. For                          ---------------------------
other entities, it is your    Employer identification number
employer identification            -
number (EIN). If you do not
have a number, see How To
Get a TIN on page 2.

Note: If the account is in
more than one name, see
the chart on page 2 for
guidelines on whose number
to enter.

--------------------------------------------------------------------------------
Part III Certification
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)
--------------------------------------------------------------------------------
Sign
Here  Signature of U.S. person                      Date
--------------------------------------------------------------------------------

Purpose of Form

A person who is required to file an information return with the IRS must get your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.
 Use Form W-9 only if you are a U.S. person (including a resident alien), to give your correct TIN to the person requesting it (the requester) and, when applicable, to:
 1.Certify the TIN you are giving is correct (or you are waiting for a number to be issued),
 2. Certify you are not subject to backup withholding, or 3.Claim exemption from backup withholding if you are a U.S. exempt payee.
 If you are a foreign person, use the appropriate Form W-8. See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Corporations.
Note: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.
What is backup withholding? Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
 If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, payments you receive will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:
 1. You do not furnish your TIN to the requester, or 2.You do not certify your TIN when required (see the Part III instructions on page 2 for details), or
 3. The IRS tells the requester that you furnished an incorrect TIN, or 4.The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
 5.You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
 Certain payees and payments are exempt from backup withholding. See the Part II instructions and the separate Instructions for the Requester of Form W-9.

Penalties
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

--------------------------------------------------------------------------------
                                                         Form W-9 (Rev. 12-2000)

Form W-9 (Rev. 12-2000)                                                   Page 2
--------------------------------------------------------------------------------

Specific Instructions

Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
 If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.
 Sole proprietor. Enter your individual name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.
 Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
 Other entities. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.
Part I--Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box.
 If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see
How to get a TIN below.
 If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
 If you are an LLC that is disregarded as an entity separate from its owner
(see
Limited liability company (LLC) above), and are owned by an individual, enter your SSN (or "pre-LLC" EIN, if desired). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's EIN.
Note: See the chart on this page for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www.irs.gov.
 If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.
Part II--For U.S. Payees Exempt From Backup Withholding
 Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the separate Instructions for the Requester of Form W-9.
 If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in Part II, and sign and date the form.
 If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.
Part III--Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.
 For a joint account, only the person whose TIN is shown in Part I should sign (when required).
 1.Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
 2.Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
 3.Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
 4.Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
 5.Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified state tuition program payments, IRA or MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.
Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws.
 You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.
What Name and Number To Give the Requester

--------------------------------------------------------------------------------
For this type of account:                 Give name and SSN of:
--------------------------------------------------------------------------------
 1. Individual                            The individual

 2. Two or more                           The actual owner of the
    individuals (joint)                   account or, if combined
    account)                              funds, the first individual
                                          on the account /1/

 3. Custodian account of                  The minor /2/
    a minor (Uniform Gift
    to Minors Act)

 4.a. The usual                           The grantor-trustee /1/
      revocable savings
      trust (grantor is
      also trustee)

   b. So-called trust                     The actual owner /1/
      account that is not
      a legal or valid
      trust under state
      law

 5. Sole proprietorship                   The owner /3/


--------------------------------------------------------------------------------

For this type of account:                 Give name and EIN of:
--------------------------------------------------------------------------------
 6. Sole proprietorship                   The owner /3/

 7. A valid trust, estate,                Legal entity /4/
    or pension trust

 8. Corporate                             The corporation

 9. Association, club,                    The organization
    religious, charitable,
    educational, or other
    tax-exempt
    organization

10. Partnership                           The partnership

11. A broker or                           The broker or nominee
    registered nominee

12. Account with the                      The public entity
    Department of
    Agriculture in the
    name of a public
    entity (such as a
    state or local
    government, school
    district, or prison)
    that receives
    agricultural program
    payments
--------------------------------------------------------------------------------
/1/ List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
/2/ Circle the minor's name and furnish the minor's SSN.
/3/ You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).
/4/ List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Instructions for the
Requester of Form W-9
                                    [Department of the Treasury Internal
                                    Revenue Service Logo]

(Rev. December 2000)

Request for Taxpayer Identification Number
and Certification
Section references are to the Internal Revenue Code unless otherwise noted.
--------------------------------------------------------------------------------

These instructions are for the requester of Form W-9 and supplement the instructions on the Form W-9.

How Do I Know When To Use Form W-9?

Use Form W-9 to request the taxpayer identification number (TIN) of a U.S. person (including a resident alien) and to request certain certifications and claims for exemption. (See Purpose of Form on the Form W-9.) Withholding agents may require signed Forms W-9 from U.S. exempt recipients to overcome any presumptions of foreign status.

Note: Beginning in 2001, use Form W-9 instead of Form 1078, Certificate of Alien Claiming Residence in the United States, for alien resident individuals from whom you are requesting a TIN, certifications, and claims for exemption. Any Forms 1078 you have on file expire after December 31, 2000.

 Advise foreign persons to use the appropriate Form W-8. See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Corporations, for more information and a list of the W-8 forms.

 Also, a nonresident alien individual may, under certain circumstances, claim treaty benefits on scholarships and fellowship grant income. See Pub. 515 or Pub. 519, U.S. Tax Guide for Aliens, for more information.

Electronic Submission of Forms W-9

Requesters may establish a system for payees to submit Forms W-9 electronically, including by fax. A requester is anyone required to file an information return. A payee is anyone required to provide a taxpayer identification number (TIN) to the requester.
Electronic system. Generally, the electronic system must:

 . Ensure the information received is the information sent, and document all occasions of user access that result in the submission.

 . Make it reasonably certain the person accessing the system and submitting the form is the person identified on Form W-9.

 . Provide the same information as the paper Form W-9.

 . Be able to supply a hard copy of the electronic Form W-9 if the Internal Revenue Service requests it.

 . Require as the final entry in the submission an electronic signature by the payee whose name is on Form W-9 that authenticates and verifies the submission. The electronic signature must be under penalties of perjury and the perjury statement must contain the language of the paper Form W-9.

[TIP Logo]
    For Forms W-9 that are not required to be signed, the electronic system need not provide for an electronic signature or a perjury statement.

 Also, see Announcement 98-27, 1998-1 C.B. 865.

Individual Taxpayer Identification
Number (ITIN)

Form W-9 (or an acceptable substitute) is used by persons required to file information returns with the IRS to get the payee's (or other person's) correct TIN. For individuals, the TIN is generally a social security number (SSN).

 However, in some cases, individuals who become U.S. resident aliens for tax purposes are not eligible to obtain an SSN. This includes certain resident aliens who must receive information returns but who cannot obtain an SSN.

 These individuals must apply for an ITIN on Form W-7, Application for IRS Individual Taxpayer Identification Number, unless they have an application pending for an SSN. Individuals who have an ITIN must provide it on Form W-9.

Substitute Form W-9

You may develop and use your own Form W-9 (a substitute Form W-9) if its content is substantially similar to the official IRS Form W-9 and it satisfies certain certification requirements.

 You may incorporate a substitute Form W-9 into other business forms you customarily use, such as account signature cards. However, the certifications on the substitute Form W-9 must clearly set forth (as shown on the official Form W-9) that:

 1. The payee's TIN is correct;

 2. The payee is not subject to backup withholding due to failure to report interest and dividend income; and

 3. The payee is a U.S. person.

 You may not:

 1. Use a substitute Form W-9 that requires the payee, by signing, to agree to provisions unrelated to the required certifications or

 2. Imply that a payee may be subject to backup withholding unless the payee agrees to provisions on the substitute form that are unrelated to the required certifications.

 A substitute Form W-9 that contains a separate signature line just for the certifications satisfies the requirement that the certifications be clearly set forth.

 If a single signature line is used for the required certifications and other provisions, the certifications must be highlighted, boxed, printed in bold-face type, or presented in some other manner that causes the language to stand out from all other information contained on the substitute form. Additionally, the following statement must be presented to stand out in the same manner as described above and must appear immediately above the single signature line:

 "The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding."

 If you use a substitute form, you are encouraged (but not required) to provide Form W-9 instructions to the payee. The payee only needs to be instructed orally or in writing to strike out the language of the certification (Part III, item 2 (Form W-9)) that relates to payee underreporting, if the payee is subject to backup withholding due to notified payee underreporting.

TIN Applied For

For interest and dividend payments and certain payments with respect to readily tradable instruments, the payee may return a properly completed, signed Form W-9 to you with "Applied For" written in Part I. This is an "awaiting-TIN" certificate. The payee has 60 calendar days, from the date you receive this certificate, to provide a TIN. If you do not receive the payee's TIN at that time, you must begin backup withholding on payments.

Reserve rule. You must backup withhold on any reportable payments made during the 60-day period if a payee withdraws more than $500 at one time, unless the payee reserves 31 percent of all reportable payments made to the account during the period.

Alternative rule. You may also elect to backup withhold during this 60-day period, after a 7-day grace period, under one of the two alternative rules discussed below.

 Option 1. Backup withhold on any reportable payments if the payee makes a withdrawal from the account after the close of 7 business days after you receive the awaiting-TIN certificate. Treat as reportable payments all cash withdrawals in an amount up to the reportable payments made from the day after you receive the awaiting-TIN certificate to the day of withdrawal.

 Option 2. Backup withhold on any reportable payments made to the payee's account, regardless of whether the payee makes any withdrawals, beginning no later than 7 business days after you receive the awaiting-TIN certificate.

[Caution Logo]
    The 60-day exemption from backup withholding does not apply to any payment other than interest, dividends, and certain payments relating to readily tradable instruments. Any other reportable payment, such as nonemployee compensation, is subject to backup withholding immediately, even if the payee has applied for and is awaiting a TIN.

 Even if the payee gives you an awaiting-TIN certificate, you must backup withhold on reportable interest and dividend payments if the payee does not certify, under penalties of perjury, that the payee is not subject to backup withholding.

Payees Exempt From Backup Withholding

 Even if the payee does not provide a TIN in the manner required, you are not required to backup withhold on any payments you make if the payee is:

 1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

 2. The United States or any of its agencies or instrumentalities.

 3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

 4. A foreign government or any of its political subdivisions, agencies, or instrumentalities.

 5. An international organization or any of its agencies or instrumentalities.

 Other payees that may be exempt from backup withholding include:

 6. A corporation.

 7. A foreign central bank of issue.

 8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

 9. A futures commission merchant registered with the Commodity Futures Trading Commission.

 10. A real estate investment trust.

 11. An entity registered at all times during the tax year under the Investment Company Act of 1940.

 12. A common trust fund operated by a bank under section 584(a).

 13. A financial institution.

 14. A middleman known in the investment community as a nominee or custodian.

 15. A trust exempt from tax under section 664 or described in section 4947.

 The following types of payments are exempt from backup withholding as indicated for items 1 through 15 above.

Interest and dividend payments. All listed payees are exempt except the payee in item 9.

Broker transactions. All payees listed in items 1 through 13 are exempt. A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is also exempt.

Barter exchange transactions and patronage dividends. Only payees listed in items 1 through 5 are exempt.

Payments reportable under sections 6041 and 6041A. Only payees listed in items 1 through 7 are generally exempt.

 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-Misc, Miscellaneous Income, are not exempt from backup withholding:

 . Medical and health care payments.

 . Attorneys' fees.

 . Payments for services paid by a Federal executive agency.

Payments Exempt From Backup Withholding

Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations. The following payments are generally exempt from backup withholding.

Dividends and patronage dividends.

 . Payments to nonresident aliens subject to withholding under section 1441.

 . Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

 . Payments of patronage dividends not paid in money.

 . Payments made by certain foreign organizations.

 . Section 404(k) distributions made by an ESOP.

Interest payments.

 . Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

 . Payments of tax-exempt interest (including exempt-interest dividends under section 852).

 . Payments described in section 6049(b)(5) to nonresident aliens.

 . Payments on tax-free covenant bonds under section 1451.

 . Payments made by certain foreign organizations.

 . Mortgage or student loan interest paid to you.

Other types of payments.

 . Wages.

 . Distributions from a pension, annuity, profit-sharing or stock bonus plan, any IRA, or an owner-employee plan.

 . Certain surrenders of life insurance contracts.

 . Gambling winnings if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.

 . Real estate transactions reportable under section 6045(e).

 . Cancelled debts reportable under section 6050P.

 . Distributions from a medical savings account and long-term care benefits.

 . Fish purchases for cash reportable under section 6050R.

Joint Foreign Payees

If the first payee listed on an account gives you a Form W-8 or a similar statement signed under penalties of perjury, backup withholding applies unless:

 1. Every joint payee provides the statement regarding foreign status or

 2. Any one of the joint payees who has not established foreign status gives you a TIN.

 If any one of the joint payees who has not established foreign status gives you a TIN, use that number for purposes of backup withholding and information reporting.

 For more information, see the Instructions for the Requester of Forms W-8BEN, W-8EIC, W-8EXP, and W-8IMY.

Names and TINs To Use
for Information Reporting

Show the full name and address as provided on Form W-9 on the information return filed with the IRS and on the copy furnished to the payee. If you made payments to more than one payee or the account is in more than one name, enter on the first name line only the name of the payee whose TIN is shown on the information return. You may show the names of any other individual payees in the area below the first name line.

Sole proprietor. Enter the individual's name on the first name line. On the second name line, enter the business name or "doing business as (DBA)" if provided. You may not enter only the business name. For the TIN, you may enter either the individual's SSN or the employer identification number (EIN) of the business. However, the IRS prefers that you show the SSN.

LLC. For an LLC that is disregarded as an entity separate from its owner, you must show the owner's name on the first name line. On the second name line, you may enter the LLC's name. Use the owner's TIN.

Additional Information

For more information on backup withholding, see

 . Pub. 1679, A Guide to Backup Withholding, or

 . Pub. 1281, Backup Withholding on Missing and Incorrect Name/TINs.

Notices From the IRS

The IRS will send you a notice if the payee's name and TIN on the information return you filed do not match the IRS's records. You may have to send a "B" notice to the payee to solicit another TIN. See Pubs. 1679 and 1281 for copies of the two types of "B" notices.

Form  W-8BEN

(Rev. December 2000)

Department of the Treasury
Internal Revenue Service

               Certificate of Foreign Status of Beneficial Owner
                       for United States Tax Withholding            OMB No.
            . Section references are to the Internal Revenue Code. 1545-1821
                         . See separate instructions.
  . Give this form to the withholding agent or payer. Do not send to the IRS.
--------------------------------------------------------------------------------
Do not use this form for:                                     Instead, use Form:

 .  A U.S. citizen or other U.S. person, including a resident alien
   individual. . . . . . . . . . . . . . . . . . . . . . . . .               W-9
 .  A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United
   States. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  W-8ECI
 .  A foreign partnership, a foreign simple trust, or a foreign grant or trust
   (see instructions for exceptions). . . . . . . . . . . . . . W-8ECI or W-8IMY
 .  A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892,
   895, or 1443(b) (see instructions). . . . . . . . . . . . .  W-8ECI or W-8EXP
Note: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
 .  A person acting as an
   intermediary. . . . . . . . . . . . . . . . . . . . . . . . . . . .    W-8IMY
Note: See instructions for additional exceptions.

--------------------------------------------------------------------------------
Part I Identification of Beneficial Owner (See instructions.)
--------------------------------------------------------------------------------
  1 Name of individual or organization     2 Country of incorporation
    that is the beneficial owner             or organization

--------------------------------------------------------------------------------
  3 Type of beneficial owner:
    [_] Individual      [_] Corporation     [_] Disregarded entity
    [_] Partnership     [_] Simple trust
    [_] Grantor trust   [_] Complex trust   [_] Estate [_] Government
    [_] International organization   [_] Central bank of issue
    [_] Tax-exempt organization      [_] Private foundation
--------------------------------------------------------------------------------
  4 Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.

--------------------------------------------------------------------------------
   City or town, state or province. Include
   postal code where appropriate.              Country (do not abbreviate)

--------------------------------------------------------------------------------
  5 Mailing address (if different from above)

--------------------------------------------------------------------------------
   City or town, state or province. Include
   postal code where appropriate.               Country (do not abbreviate)

--------------------------------------------------------------------------------
   City or town, state or province. Include postal code where appropriate.
                                                     Country (do not abbreviate)

--------------------------------------------------------------------------------
  6 U.S. taxpayer identification number, if required (see instructions)
                             7 Foreign tax identifying number, if any (optional)
                                  [_] SSN or ITIN [_] EIN
--------------------------------------------------------------------------------
  8 Reference number(s) (see instructions)

--------------------------------------------------------------------------------
Part II
    Claim of Tax Treaty Benefits (if applicable)
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  9 I Certify that (check all that apply):
  a [_] The beneficial owner is a resident of.......................... within the meaning of the income tax treaty between the United States and that country.
  b [_] If required, the U.S. taxpayer identification number is stated on line
 6 (see instructions).
  c [_] The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefit (see instructions).
  d [_] The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).
  e [_] The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $5000,000.

 10 Special rates and conditions (if applicable--see instructions): The beneficial owner is claiming the provisions of
   Article.......................... of the treaty identified on line 9a above to claim a .................. % rate of withholding on (specify type of income): .................................................. . Explain the
   reasons the beneficial owner meets the terms of the treaty article:
   ...........................................................................
   ...........................................................................

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Part III Notional Principal Contracts
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 11 [_] I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

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Part IV Certification
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Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:
 .  I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates, . The beneficial owner is not a U.S. person, . The income to which this form relates is not effectively connected with the conduct of a trade or business in the United states or is effectively connected but is not subject to tax under an income tax treaty, and
 .  For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.
Furthermore, I authorized this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here
         ...................................................................
         Signature of beneficial owner (or individual authorized to sign for beneficial owner)

         ....................                      .........................
         Date (MM-DD-YYYY)                         Capacity in which acting

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For Paperwork Reduction Act Notice, see separate instructions.
                                                      Form W-8BEN (Rev. 12-2000)

Instructions for Form
W-8BEN                              [Department of the Treasury Internal
                                    Revenue Service Logo]

(Rev. August 2001)

(Use with the December 2000 revision of Form W-8BEN.)
Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding
Section references are to the Internal Revenue Code unless otherwise noted.
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General Instructions

Note: For definitions of terms used throughout these instructions, see Definitions on pages 2 and 3.

Purpose of Form. Foreign persons are subject to U.S. tax at a 30% rate on income they receive from U.S. sources that consists of:

 . Interest (including certain original issue discount (OID));

 . Dividends;

 . Rents;

 . Royalties;

 . Premiums;

 . Annuities;

 . Compensation for, or in expectation of, services performed;

 . Substitute payments in a securities lending transaction; or

 . Other fixed or determinable annual or periodical gains, profits, or income.

 This tax is imposed on the gross amount paid and is generally collected by withholding on that amount. A payment is considered to have been made whether it is made directly to the beneficial owner or to another person, such as an intermediary, agent, or partnership, for the benefit of the beneficial owner.

 If you receive certain types of income, you must provide Form W-8BEN to:

 . Establish that you are not a U.S. person;

 . Claim that you are the beneficial owner of the income for which Form W-8BEN is being provided; and

 . If applicable, claim a reduced rate of, or exemption from, withholding as a resident of a foreign country with which the United States has an income tax treaty.

 You may also be required to submit Form W-8BEN to claim an exception from domestic information reporting and backup withholding for certain types of income that are not subject to foreign-person withholding. Such income includes:

 . Broker proceeds.

 . Short-term (183 days or less) original issue discount (OID).

 . Bank deposit interest.

 . Foreign source interest, dividends, rents, or royalties.

 . Proceeds from a wager placed by a nonresident alien individual in the games of blackjack, baccarat, craps, roulette, or big-6 wheel.

 You may also use Form W-8BEN to certify that income from a notional principal contract is not effectively connected with the conduct of a trade or business in the United States.

 A withholding agent or payer of the income may rely on a properly completed Form W-8BEN to treat a payment associated with the Form W-8BEN as a payment to a foreign person who beneficially owns the amounts paid. If applicable, the withholding agent may rely on the Form W-8BEN to apply a reduced rate of withholding at source.

 Provide Form W-8BEN to the withholding agent or payer before income is paid or credited to you. Failure to provide a Form W-8BEN when requested may lead to withholding at a 30% rate (foreign-person withholding) or the backup withholding rate.

Note: For additional information and instructions for the withholding agent, see the Instructions for the Requester of Forms W-8BEN, W-8ECI, W-8EXP, and W-8IMY.

Who must file. You must give Form W-8BEN to the withholding agent or payer if you are a foreign person and you are the beneficial owner of an amount subject to withholding. Submit Form W-8BEN when requested by the withholding agent or payer whether or not you are claiming a reduced rate of, or exemption from, withholding.

 Do not use Form W-8BEN if:
 . You are a U.S. citizen (even if you reside outside the United States) or other U.S. person (including a resident alien individual). Instead, use Form W-9, Request for Taxpayer Identification Number and Certification.
 . You are a disregarded entity with a single owner that is a U.S. person and you are not a hybrid entity claiming treaty benefits. Instead, provide Form W-9.
 . You are a nonresident alien individual who claims exemption from withholding on compensation for independent or dependent personal services performed in the United States. Instead, provide Form 8233, Exemption from Withholding on Compensation for Independent (and Certain Dependent) Personal Services of a Nonresident Alien Individual, or Form W-4, Employee's Withholding Allowance Certificate.
 . You are receiving income that is effectively connected with the conduct of a trade or business in the United States. Instead, provide Form W-8ECI, Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States. If any of the income for which you have provided a Form W-8BEN becomes effectively connected, this is a change in circumstances and Form W-8BEN is no longer valid. You must file Form W-8ECI. See Change in circumstances below.
 . You are filing for a foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section 115(2), 501(c), 892, 895, or 1443(b). Instead, provide Form W-8EXP, Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding. However, you should use Form W-8BEN if you are claiming treaty benefits or are providing the form only to claim you are a foreign person exempt from backup withholding.

You should use Form W-8ECI if you received effectively connected income (for example, income from commercial activities).
 . You are a foreign flow-through entity, other than a hybrid entity, claiming treaty benefits. Instead, provide Form W-8IMY, Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding. However, if you are a partner, beneficiary, or owner of a flow-through entity and you are not yourself a flow-through entity, you may be required to furnish a Form W-8BEN to the flow-through entity.
 . You are a reverse hybrid entity transmitting beneficial owner documentation provided by your interest holders to claim treaty benefits on their behalf. Instead, provide Form W-8IMY.
 . You are a withholding foreign partnership or a withholding foreign trust. A withholding foreign partnership or a withholding foreign trust is a foreign partnership or trust that has entered into a withholding agreement with the IRS under which it agrees to assume primary withholding responsibility for each partner's, beneficary's, or owner's distributive share of income subject to withholding that is paid to the partnership or trust. Instead, provide Form W-8IMY.
 . You are acting as an intermediary (that is, acting not for your own account, but for the account of others as an agent, nominee, or custodian). Instead, provide Form W-8IMY.

Giving Form W-8BEN to the withholding agent. Do not send Form W-8BEN to the IRS. Instead, give it to the person who is requesting it from you. Generally, this will be the person from whom you receive the payment or who credits your account. Give Form W-8BEN to the person requesting it before the payment is made to you or credited to your account. If you do not provide this form, the withholding agent may have to withhold at a 30% rate (foreign-person withholding) or backup withholding rate. If you receive more than one type of income from a single withholding agent for which you claim different benefits, the withholding agent may, at its option, require you to submit a Form W-8BEN for each different type of income. Generally, a separate Form W-8BEN must be given to each withholding agent.

Note: If you own the income or account jointly with one or more other persons, the income or account will be treated by the withholding agent as owned by a foreign person if Forms W-8BEN are provided by all of the owners. If the withholding agent receives a Form W-9 from any of the joint owners, the payment must be treated as made to a U.S. person.

Change in circumstances. If a change in circumstances makes any information on the Form W-8BEN you have submitted incorrect, you must notify the withholding agent or payer within 30 days of the change in circumstances and you must file a new Form W-8BEN or other appropriate form.

 If you use Form W-8BEN to certify that you are a foreign person, a change of address to an address in the United States is a change in circumstances. Generally, a change of address within the same foreign country or to another foreign country is not a change in circumstances. However, if you use Form W-8BEN to claim treaty benefits, a move to the United States or outside the country where you have been claiming treaty benefits is a change in circumstances. In that case, you must notify the withholding agent or payer within 30 days of the move.

 If you become a U.S. citizen or resident after you submit Form W-8BEN, you are no longer subject to the 30% foreign-person withholding rate. You must notify the withholding agent or payer within 30 days of becoming a U.S. citizen or resident. You may be required to provide a Form W-9. For more information, see Form W-9 and instructions.

Expiration of Form W-8BEN. Generally, a Form W-8BEN provided without a U.S. taxpayer identification number (TIN) will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. For example, a Form W-8BEN signed on September 30, 2001, remains valid through December 31, 2004. A Form W-8BEN furnished with a U.S. TIN will remain in effect until a change in circumstances makes any information on the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to the beneficial owner who provided the Form W-8BEN. See Line 6 on page 4 for circumstances under which you must provide a U.S. TIN.

Definitions

Beneficial owner. For payments other than those for which a reduced rate of withholding is claimed under an income tax treaty, the beneficial owner of income is generally the person who is required under U.S. tax principles to include the income in gross income on a tax return. A person is not a beneficial owner of income, however, to the extent that person is receiving the income as a nominee, agent, or custodian, or to the extent the person is a conduit whose participation in a transaction is disregarded. In the case of amounts paid that do not constitute income, beneficial ownership is determined as if the payment were income.

 Foreign partnerships, foreign simple trusts, and foreign grantor trusts are not the beneficial owners of income paid to the partnership or trust. The beneficial owners of income paid to a foreign partnership are generally the partners in the partnership, provided that the partner is not itself a partnership, foreign simple or grantor trust, nominee or other agent. The beneficial owners of income paid to a foreign simple trust (that is, a foreign trust that is described in section 651(a)) are generally the beneficiaries of the trust, if the beneficiary is not a foreign partnership, foreign simple or grantor trust, nominee or other agent. The beneficial owners of a foreign grantor trust (that is, a foreign trust to the extent that all or a portion of the income of the trust is treated as owned by the grantor or another person under sections 671 through 679) are the persons treated as the owners of the trust. The beneficial owners of income paid to a foreign complex trust (that is, a foreign trust that is not a foreign simple trust or foreign grantor trust) is the trust itself.

 The beneficial owner of income paid to a foreign estate is the estate itself.

Note: A payment to a U.S. partnership, U.S. trust, or U.S. estate is treated as a payment to a U.S. payee that is not subject to 30% foreign-person withholding. A U.S. partnership, trust, or estate should provide the withholding agent with a Form W-9.

Foreign person. A foreign person includes a nonresident alien individual, a foreign corporation, a foreign partnership, a foreign trust, a foreign estate, and any other person that is not a U.S. person. It also includes a foreign branch or office of a U.S. financial institution or U.S. clearing organization if the foreign branch is a qualified intermediary. Generally, a payment to a U.S. branch of a foreign person is a payment to a foreign person.

Nonresident alien individual. Any individual who is not a citizen or resident of the United States is a nonresident alien individual. An alien individual meeting either the "green card test" or the "substantial presence test" for the calendar year is a resident alien. Any person not meeting either test is a nonresident alien individual. Additionally, an alien individual who is a resident of a foreign country under the residence article of an income tax treaty, or an alien individual who is a resident of Puerto Rico, Guam, the Commonwealth of the Northern Mariana Islands, the U.S. Virgin Islands, or American Samoa is a nonresident alien individual. See Pub. 519, U.S. Tax Guide for Aliens, for more information on resident and nonresident alien status.

Note: Even though a nonresident alien individual married to a U.S. citizen or resident alien may choose to be treated as a resident alien for certain purposes (for example, filing a joint income tax return), such individual is still treated as a nonresident alien for withholding tax purposes on all income except wages.

Flow-through entity. A flow-through entity is a foreign partnership (other than a withholding foreign partnership), a foreign simple or foreign grantor trust (other than a withholding foreign trust), or, for payments for which a reduced rate of withholding is claimed under an income tax treaty, any entity to the extent the entity is considered to be fiscally transparent (see below) with respect to the payment by an interest holder's jurisdiction.

Hybrid entity. A hybrid entity is any person (other than an individual) that is treated as fiscally transparent (see below) in the United States but is not treated as fiscally transparent by a country with which the United States has an income tax treaty. Hybrid entity status is relevant for claiming treaty benefits. See Line 9c on page 5.

Reverse hybrid entity. A reverse hybrid entity is any person (other than an individual) that is not fiscally transparent under U.S. tax law principles but that is fiscally transparent under the laws of a jurisdiction with which the United States has an income tax treaty. See Line 9c on page 5.

Fiscally transparent entity. An entity is treated as fiscally transparent with respect to an item of income for which treaty benefits are claimed to the extent that the interest holders in the entity must, on a current basis, take into account separately their shares of an item of income paid to the entity, whether or not distributed, and must determine the character of the items of income as if they were realized directly from the sources from which realized by the entity. For example, partnerships, common trust funds, and simple trusts or grantor trusts are generally considered to be fiscally transparent with respect to items of income received by them.

Disregarded entity. A business entity that has a single owner and is not a corporation under Regulations section 301.7701-2(b) is disregarded as an entity separate from its owner.

Amounts subject to withholding. Generally, an amount subject to withholding is an amount from sources within the United States that is fixed or determinable annual or periodical (FDAP) income. FDAP income is all income included in gross income, including interest (as well as OID), dividends, rents, royalties, and compensation. FDAP income does not include most gains from the sale of property (including market discount and option premiums).

Withholding agent. Any person, U.S. or foreign, that has control, receipt, or custody of an amount subject to withholding or who can disburse or make payments of an amount subject to withholding is a withholding agent. The withholding agent may be an individual, corporation, partnership, trust, association, or any other entity, including (but not limited to) any foreign intermediary, foreign partnership, and U.S. branches of certain foreign banks and insurance companies. Generally, the person who pays (or causes to be paid) the amount subject to withholding to the foreign person (or to its agent) must withhold.

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Specific Instructions

Note: A hybrid entity should give Form W-8BEN to a withholding agent only for income for which it is claiming a reduced rate of withholding under an income tax treaty. A reverse hybrid entity should give Form W-8BEN to a withholding agent only for income for which no treaty benefit is being claimed.

Part I

Line 1. Enter your name. If you are a disregarded entity with a single owner who is a foreign person and you are not claiming treaty benefits as a hybrid entity, this form should be completed and signed by your foreign single owner. If the account to which a payment is made or credited is in the name of the disregarded entity, the foreign single owner should inform the withholding agent of this fact. This may be done by including the name and account number of the disregarded entity on line 8 (reference number) of the form. However, if you are a disregarded entity that is claiming treaty benefits as a hybrid entity, this form should be completed and signed by you.

Line 2. If you are a corporation, enter the country of incorporation. If you are another type of entity, enter the country under whose laws you are created, organized, or governed. If you are an individual, enter N/A (for "not applicable").

Line 3. Check the one box that applies. By checking a box, you are representing that you qualify for this classification. You must check the box that represents your classification (for example, corporation, partnership, trust, estate, etc.) under U.S. tax principles. Do not check the box that describes your status under the law of the treaty country. If you are a partnership or disregarded entity receiving a payment for which treaty benefits are being claimed, you must check the "Partnership" or "Disregarded entity" box. If you are a sole proprietor, check the "Individual" box, not the "Disregarded entity" box.

[Caution Logo]
    Only entities that are tax-exempt under section 501 should check the "Tax-exempt organizations" box. Such organizations should use Form W-8BEN only if they are claiming a reduced rate of withholding under an income tax treaty or some code exception other than section 501. Use Form W-8EXP if you are claiming an exemption from withholding under section 501.

Line 4. Your permanent residence address is the address in the country where you claim to be a resident for purposes of that country's income tax. If you are giving Form W-8BEN to claim a reduced rate of withholding under an income tax treaty, you must determine your residency in the manner required by the treaty. Do not show the address of a financial institution, a post office box, or an address used solely for mailing purposes. If you are an individual who does not have a tax residence in any country, your permanent residence is where you normally reside. If you are not an individual and you do not have a tax residence in any country, the permanent residence address is where you maintain your principal office.

Line 5. Enter your mailing address only if it is different from the address you show on line 4.

Line 6. If you are an individual, you are generally required to enter your social security number (SSN). To apply for an SSN, get Form SS-5 from a Social Security Administration (SSA) office. Fill in Form SS-5 and return it to the SSA.

 If you do not have an SSN and are not eligible to get one, you must get an individual taxpayer identification number (ITIN). To apply for an ITIN, file Form W-7 with the IRS. It usually takes 4-6 weeks to get an ITIN.

 If you are not an individual (for example, a foreign estate or trust), or you are an individual who is an employer or who is engaged in a U.S. trade or business as a sole proprietor, use Form SS-4, Application for Employer Identification Number, to obtain an EIN. If you are a disregarded entity claiming treaty benefits as a hybrid entity, enter your EIN.

 You must provide a U.S. taxpayer identification number (TIN) if you are:

 1. Claiming an exemption from withholding under section 871(f) for certain annuities received under qualified plans, or

 2. A foreign grantor trust with 5 or fewer grantors, or

 3. Claiming benefits under an income tax treaty.

 However, a U.S. TIN is not required to be shown in order to claim treaty benefits on the following items of income:

 . Dividends and interest from stocks and debt obligations that are actively traded;

 . Dividends from any redeemable security issued by an investment company registered under the Investment Company Act of 1940 (mutual fund);

 . Dividends, interest, or royalties from units of beneficial interest in a unit investment trust that are (or were upon issuance) publicly offered and are registered with the SEC under the Securities Act of 1933; and

 . Income related to loans of any of the above securities.

Note: You may want to obtain and provide a U.S. TIN on Form W-8BEN even though it is not required. A Form W-8BEN containing a U.S. TIN remains valid for as long as your status and the information relevant to the certifications you make on the form remain unchanged provided at least one payment is reported to you annually on Form 1042-S.

Line 7. If your country of residence for tax purposes has issued you a tax identifying number, enter it here. For example, if you are a resident of Canada, enter your Social Insurance Number.

Line 8. This line may be used by the filer of Form W-8BEN or by the withholding agent to whom it is provided to include any referencing information that is useful to the withholding agent in carrying out its obligations. For example, withholding agents who are required to associate the Form W-8BEN with a particular Form W-8IMY may want to use line 8 for a referencing number or code that will make the association clear. A beneficial owner may use line 8 to include the number of the account for which he or she is providing the form. A foreign single owner of a disregarded entity may use line 8 to inform the withholding agent that the account to which a payment is made or credited is in the name of the disregarded entity (see instructions for line 1 on page 3).

Part II

Line 9a. Enter the country where you claim to be a resident for income tax treaty purposes. For treaty purposes, a person is a resident of a treaty country if the person is a resident of that country under the terms of the treaty.

Line 9b. If you are claiming benefits under an income tax treaty, you must have a U.S. TIN unless one of the exceptions listed under Line 6 above applies.

Line 9c. An entity (but not an individual) that is claiming a reduced rate of withholding under an income tax treaty must represent that it (a) derives the item of income for which the treaty benefit is claimed and (b) meets the limitation on benefits provisions contained in the treaty, if any.

 An item of income may be derived by either the entity receiving the item of income or by the interest holders in the entity or, in certain circumstances, both. An item of income paid to an entity is considered to be derived by the entity only if the entity is not fiscally transparent under the laws of the entity's jurisdiction with respect to the item of income. An item of income paid to an entity shall be considered to be derived by the interest holder in the entity only if (a) the interest holder is not fiscally transparent in its jurisdiction with respect to the item of income and (b) the entity is considered to be fiscally transparent under the laws of the interest holder's jurisdiction with respect to the item of income. An item of income paid directly to a type of entity specifically identified in a treaty as a resident of a treaty jurisdiction is treated as derived by a resident of that treaty jurisdiction.

 If an entity is claiming treaty benefits on its own behalf, it should complete Form W-8BEN. If an interest holder in an entity that is considered fiscally transparent in the interest holder's jurisdiction is claiming a treaty benefit, the interest holder should complete Form W-8BEN on its own behalf and the fiscally transparent entity should associate the interest holder's Form W-8BEN with a Form W-8IMY completed by the entity.

Note: An income tax treaty may not apply to reduce the amount of any tax on an item of income received by an entity that is treated as a domestic corporation for U.S. tax purposes. Therefore, neither the domestic corporation nor its shareholders are entitled to the benefits of a reduction of U.S. income tax on an item of income received from U.S. sources by the corporation.

 To determine whether an entity meets the limitation on benefits provisions of a treaty, you must consult the specific provisions or articles under the treaties. Income tax treaties are available on the IRS Web Site at www.irs.gov/ind info/treaties.html.

Note: If you are an entity that derives the income as a resident of a treaty country, you may check this box if the applicable income tax treaty does not contain a "limitation on benefits" provision.

Line 9d. If you are a foreign corporation claiming treaty benefits under an income tax treaty that entered into force before January 1, 1987 (and has not been renegotiated) on (a) U.S. source dividends paid to you by another foreign corporation or (b) U.S. source interest paid to you by a U.S. trade or business of another foreign corporation, you must generally be a "qualified resident" of a treaty country. See section 884 for the definition of interest paid by a U.S. trade or business of a foreign corporation ("branch interest") and other applicable rules.

 In general, a foreign corporation is a qualified resident of a country if one or more of the following applies:

 . It meets a 50% ownership and base erosion test.

 . It is primarily and regularly traded on an established securities market in its country of residence or the United States.

 . It carries on an active trade or business in its country of residence.

 . It gets a ruling from the IRS that it is a qualified resident.

 See Regulations section 1.884-5 for the requirements that must be met to satisfy each of these tests.

[Caution Logo]
    If you are claiming treaty benefits under an income tax treaty entered into force after December 31, 1986, do not check box 9d. Instead, check box 9c.

Line 9e. Check this box if you are related to the withholding agent within the meaning of section 267(b) or 707(b) and the aggregate amount subject to withholding received during the calendar year exceeds $500,000. Additionally, you must file Form 8833, Treaty-Based Return Position Disclosure Under Section 6114 or 7701(b).

Line 10. Line 10 must be used only if you are claiming treaty benefits that require that you meet conditions not covered by the representations you make in lines 9a through 9e. However, this line should always be completed by foreign students and researchers claiming treaty benefits. See Scholarship and Fellowship Grants below for more information.

 Additional examples of persons who should complete this line are:

 1. Exempt organizations claiming treaty benefits under the exempt organization articles of the treaties with Canada, Mexico, Germany, and the Netherlands.

 2. Persons claiming an exemption under a personal services article that contains a monetary threshold.

 3. Foreign corporations that are claiming a preferential rate applicable to dividends based on ownership of a specific percentage of stock.

 4. Persons claiming treaty benefits on royalties if the treaty contains different withholding rates for different types of royalties.

 This line is generally not applicable to claiming treaty benefits under an interest or dividends (other than dividends subject to a preferential rate based on ownership) article of a treaty.

 Scholarship and Fellowship Grants. A nonresident alien student (including a trainee or business apprentice) or researcher who receives scholarship or fellowship grant income may use Form W-8BEN to claim benefits under a tax treaty that apply to reduce or eliminate U.S. tax on such income. No Form W-8BEN is required unless a treaty benefit is being claimed. A nonresident alien student or researcher who receives compensation for personal services should use Form 8233 to claim any benefits of a tax treaty that apply to such compensation if the compensation is included in, or is in addition to, the individual's scholarship or fellowship grant income.

Note: If you are a nonresident alien individual who received noncompensatory scholarship or fellowship income and personal services income from the same withholding agent, you may use Form 8233 to claim a tax treaty withholding exemption for part or all of both types of income.

 Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on income from a scholarship or fellowship grant. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for scholarship or fellowship grant income even after the recipient has otherwise become a U.S. resident alien for tax purposes. Thus, a student or researcher may continue to use Form W-8BEN to claim a tax treaty benefit if the withholding agent has otherwise indicated an intention to withhold on a scholarship or fellowship grant.

 Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States.

 Completing lines 4 and 9a. Most tax treaties that contain an article exempting scholarship or fellowship grant income from taxation require that the recipient be a resident of the other treaty country at the time of, or immediately prior to, entry into the United States. Thus, a student or researcher may claim the exemption even if he or she no longer has a permanent address in the other treaty country after entry into the United States. If this is the case, you may provide a U.S. address on line 4 and still be eligible for the exemption if all other conditions required by the tax treaty are met. You must also identify on line 9a the tax treaty country of which you were a resident at the time of, or immediately prior to, your entry into the United States.

 Completing line 10. You must complete line 10 if you are a student or researcher claiming an exemption from taxation on your scholarship or fellowship grant income under a tax treaty. You must identify the applicable treaty article. Additionally, if you are a U.S. resident alien and are relying on an exception contained in the saving clause of a tax treaty to claim exemption from taxation on your scholarship or fellowship income, you must specify the article number (or location) in the tax treaty that contains the saving clause and its exceptions.

Part III

 If you check this box, you must provide the withholding agent with the required statement for income from a notional principal contract that is to be treated as income not effectively connected with the conduct of a trade or business in the United States. You should update this statement as often as necessary. A new Form W-8BEN is not required for each update provided the form otherwise remains valid.

Part IV

 Form W-8BEN must be signed and dated by the beneficial owner of the income, or, if the beneficial owner is not an individual, by an authorized representative or officer of the beneficial owner. If Form W-8BEN is completed by an agent acting under a duly authorized power of attorney, the form must be accompanied by the power of attorney in proper form or a copy thereof specifically authorizing the agent to represent the principal in making, executing, and presenting the form. Form 2848, Power of Attorney and Declaration of Representative, may be used for this purpose. The agent, as well as the beneficial owner, may incur liability for the penalties provided for an erroneous, false, or fraudulent form.

 Broker transactions or barter exchanges. Income from transactions with a broker, or barter exchanges, is subject to reporting rules and backup withholding unless Form W-8BEN or a substitute form is filed to notify the broker or barter exchange that you are an exempt foreign person.

 You are an exempt foreign person for a calendar year in which: (a) you are a nonresident alien individual or a foreign corporation, partnership, estate, or trust; (b) you are an individual who has not been, and does not plan to be, present in the United States for a total of 183 days or more during the calendar year; and (c) you are neither engaged, nor plan to be engaged during the year, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.

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 Paperwork Reduction Act Notice. We ask for the information on this form to carry out the Internal Revenue laws of the United States. You are required to provide the information. We need it to ensure that you are complying with these laws and to allow us to figure and collect the right amount of tax.

 You are not required to provide the information requested on a form that is subject to the Paperwork Reduction Act unless the form displays a valid OMB control number. Books or records relating to a form or its instructions must be retained as long as their contents may become material in the administration of any Internal Revenue law. Generally, tax returns and return information are confidential, as required by section 6103.

 The time needed to complete and file this form will vary depending on individual circumstances. The estimated average time is: Recordkeeping, 5 hr., 58 min.; Learning about the law or the form, 3 hr., 46 min.; Preparing and sending the form to IRS, 4 hr., 2 min.

 If you have comments concerning the accuracy of these time estimates or suggestions for making this form simpler, we would be happy to hear from you. You can write to the Tax Forms Committee, Western Area Distribution Center, Rancho Cordova, CA 95743-0001. Do not send Form W-8BEN to this office. Instead, give it to your withholding agent.

--------------------------------------------------------------------------------

Form W-8ECI

(Rev. December 2000)

Department of the Treasury
Internal Revenue Service

            Certificate of Foreign Person's Claim for Exemption From
              Withholding on Income Effectively Connected With the     OMB No.
              Conduct of a Trade or Business in the United States     1545-1621
            . Section references are to the Internal Revenue Code.
                         . See separate instructions.
  . Give this form to the withholding agent or payer. Do not send to the IRS.
--------------------------------------------------------------------------------
Note: Persons submitting this form must file an annual U.S. income tax return to report income claimed to be effectively connected with a U.S. trade or business (see instructions).
--------------------------------------------------------------------------------

Do not use this form for:                                     Instead, use Form:

 .  A beneficial owner solely claiming foreign status or treaty
   benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   W-8BEN
 .  A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section(s)
   115(2), 501(c), 892, 895, or 1443(b) . . . . . . . . . . . . . . . .   W-8EXP
Note: These entities should use Form W-8ECI if they received effectively connected income (e.g., income from commercial activities).
 .  A foreign partnership or a foreign trust (unless claiming an exemption from
   U.S. withholding on income effectively connected with the conduct of a trade or business in the United States). . . . . . . . . . . . . . W-8BEN or W-8IMY
 .  A person acting as an intermediary . . . . . . . . . . . . . . . . . . W-8IMY
Note: See instructions for additional exceptions.

--------------------------------------------------------------------------------
Part I Identification of Beneficial Owner (See instructions.)
--------------------------------------------------------------------------------
  1 Name of individual or organization      2 Country of incorporation
    that is the beneficial owner              or organization

--------------------------------------------------------------------------------
  3 Type of entity (check the appropriate box):
    [_] Individual            [_] Corporation     [_] Disregarded entity
    [_] Partnership           [_] Simple trust or grantor trust
    [_] Complex trust         [_] Estate
    [_] Government            [_] International organization
    [_] Central bank of issue [_] Tax-exempt organization
    [_] Private foundation
--------------------------------------------------------------------------------
  4 Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box.

--------------------------------------------------------------------------------
   City or town, state or province. Include
   postal code where appropriate.               Country (do not abbreviate)

--------------------------------------------------------------------------------
  5 Business address in the United States (street, apt. or suite no., or rural route). Do not use a P.O. box.

--------------------------------------------------------------------------------
   City or town, state and zip code

--------------------------------------------------------------------------------
  6 U.S. taxpayer identification number (required--see instructions)
    [_] SSN or ITIN  [_] EIN
  7 Foreign tax identifying number, if any (optional)

--------------------------------------------------------------------------------
  8 Reference number(s) (see instructions)

--------------------------------------------------------------------------------
  9 Specify each item of income that is, or is expected to be, received from the payer that is effectively connected with the conduct of a trade or business in the United
   States ...............................................................
   ......................................................................
   ......................................................................
   ......................................................................
   ......................................................................
   ......................................................................
   ......................................................................
   ......................................................................
   ......................................................................
   ......................................................................
   ......................................................................
   ......................................................................

--------------------------------------------------------------------------------
Part II Certification
--------------------------------------------------------------------------------
       Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:
Sign   . I am the beneficial owner (or I am authorized to sign for the
Here     beneficial owner) of all the income to which this form relates,
       . The amounts for which this certification is provided are effectively connected with the conduct of a trade or business in the United States and are includible in my gross income for the beneficial owner's gross income) for the taxable year, and
       . The beneficial owner is not a U.S. person.
       Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

       ...................................................................
       Signature of beneficial owner (or individual authorized to sign for beneficial owner)

       ..................          ...........................
       Date (MM-DD-YYYY)           Capacity in which acting
--------------------------------------------------------------------------------
For Paperwork Reduction Act Notice, see separate instructions.
                                                      Form W-8ECI (Rev. 12-2000)

Instructions for Form
W-8ECI                              [Department of the Treasury Internal
                                    Revenue Service Logo]

(Rev. August 2001)

(Use with the December 2000 revision of Form W-8ECI.)
Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States
Section references are to the Internal Revenue Code unless otherwise noted.
--------------------------------------------------------------------------------
General Instructions

Note: For definitions of terms used throughout these instructions, see Definitions on pages 2 and 3.

Purpose of form. Foreign persons are generally subject to U.S. tax at a 30% rate on income they receive from U.S. sources. However, no withholding is required on income (other than personal services income and income subject to withholding under section 1445 (dispositions of U.S. real property interests) or section 1446 (foreign partner's share of effectively connected income)) that is, or is deemed to be, effectively connected with the conduct of a trade or business within the United States and is includible in the beneficial owner's gross income for the tax year.

 If you receive effectively connected income from sources within the United States, you must provide Form W-8ECI to:
 . Establish that you are not a U.S. person, . Claim that you are the beneficial owner of the income for which Form W-8ECI is being provided, and
 . Claim that the income is effectively connected with the conduct of a trade or business within the United States.

 If you expect to receive both income that is effectively connected and income that is not effectively connected from a withholding agent, you must provide Form W-8ECI for the effectively connected income and Form W-8BEN (or Form W-8EXP or Form W-8IMY) for income that is not effectively connected.

 If you are a foreign partnership, a foreign simple trust, or a foreign grantor trust with effectively connected income, you may submit Form W-8ECI without attaching Forms W-8BEN or other documentation for your foreign partners, beneficiaries, or owners.

 A withholding agent or payer of the income may rely on a properly completed Form W-8ECI to treat the payment associated with the Form W-8ECI as a payment to a foreign person who beneficially owns the amounts paid and is entitled to an exemption from withholding because the income is effectively connected with the conduct of a trade or business within the United States.

 Provide Form W-8ECI to the withholding agent or payer before income is paid or credited to you. Failure by a beneficial owner to provide a Form W-8ECI when requested may lead to withholding at a 30% rate (foreign-person withholding) or the backup withholding rate.

Note: For additional information and instructions for the withholding agent, see the Instructions for the Requester of Forms W-8BEN, W-8ECI, W-8EXP, and W-8IMY.

Who must file. You must give Form W-8ECI to the withholding agent or payer if you are a foreign person and you are the beneficial owner of U.S. source income that is (or is deemed to be) effectively connected with the conduct of a trade or business within the United States.

 Do not use Form W-8ECI if:
 . You are a nonresident alien individual who claims exemption from withholding on compensation for independent or certain dependent personal services performed in the United States. Instead, provide Form 8233, Exemption from Withholding on Compensation for Independent (and Certain Dependent) Personal Services of a Nonresident Alien, or Form W-4, Employee's Withholding Allowance Certificate.
 . You are claiming an exemption from withholding for a reason other than a claim that the income is effectively connected with the conduct of a trade or business within the United States. For example, if you are a foreign person and the beneficial owner of U.S. source income that is not effectively connected with a U.S. trade or business and are claiming a reduced rate of withholding as a resident of a foreign country with which the United States has an income tax treaty in effect, do not use this form. Instead, provide Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding.
 . You are a foreign person receiving proceeds from the disposition of a U.S. real property interest. Instead, see Form 8288-B, Application for Withholding Certificate for Dispositions by Foreign Persons of U.S. Real Property Interests.
 . You are filing for a foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section 115(2), 501(c), 892, 895, or 1443(b). Instead, provide Form W-8EXP, Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding. However, these entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim exempt recipient status for backup withholding purposes. They should use Form W-8ECI if they received effectively connected income (for example, income from commercial activities).
 . You are acting as an intermediary (that is, acting not for your own account or for that of your partners, but for the account of others as an agent, nominee, or custodian). Instead, provide Form W-8IMY, Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding.
 . You are a withholding foreign partnership or a withholding foreign trust. A withholding foreign partnership is, generally, a foreign partnership that has entered into a withholding agreement with the IRS under which it agrees to assume primary withholding responsibility for each partner's distributive share of income subject to withholding that is paid to the partnership. A withholding foreign trust is, generally, a foreign simple trust or a foreign grantor trust that has entered into a withholding agreement with the IRS under which it agrees to assume primary withholding responsibility for each beneficiary's or owner's distributive share of income subject to withholding that is paid to the trust. Instead, provide Form W-8IMY.

 . You are a foreign corporation that is a personal holding company receiving compensation described in section 543(a)(7). Such compensation is not exempt from withholding as effectively connected income, but may be exempt from withholding on another basis.
 . You are a foreign partner in a domestic partnership and the income you receive from the partnership is effectively connected with the conduct of a trade or business within the United States. See section 1446. A Form W-8BEN, Form W-8IMY, or Form W-8EXP is required, however, for income that is not effectively connected. See Rev. Proc. 89-31, 1989-1 C.B. 895.

Giving Form W-8ECI to the withholding agent. Do not send Form W-8ECI to the IRS. Instead, give it to the person who is requesting it from you. Generally, this will be the person from whom you receive the payment or who credits your account. Give Form W-8ECI to the person requesting it before the payment is made to you or credited to your account. If you do not provide this form, the withholding agent may have to withhold at a 30% rate (foreign-person withholding) or the backup withholding rate. A separate Form W-8ECI must be given to each withholding agent.

Change in circumstances. If a change in circumstances makes any information on the Form W-8ECI you have submitted incorrect, you must notify the withholding agent or payer within 30 days of the change in circumstances and you must file a new Form W-8ECI or other appropriate form. For example, if during the tax year any part or all of the income is no longer effectively connected with the conduct of a trade or business within the United States, your Form W-8ECI is no longer valid. You must notify the withholding agent and provide Form W-8BEN, W-8EXP, or Form W-8IMY.

 If you become a citizen or a resident of the United States after you submit Form W-8ECI, you are no longer subject to the 30% foreign-person withholding rules. You must notify the withholding agent or payer within 30 days of becoming a U.S. citizen or resident. For more information, see the Instructions for the Requestor of Form W-9.

Expiration of Form W-8ECI. Generally, a Form W-8ECI will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. For example, a Form W-8ECI signed on September 30, 2001, remains valid through December 31, 2004. Upon the expiration of the 3-year period, you must provide a new Form W-8ECI.

Definitions

 Beneficial owner. For payments other than those for which a reduced rate of withholding is claimed under an income tax treaty, the beneficial owner of income is generally the person who is required under U.S. tax principles to include the income in gross income on a tax return. A person is not a beneficial owner of income, however, to the extent that person is receiving the income as a nominee, agent, or custodian, or to the extent the person is a conduit whose participation in a transaction is disregarded. In the case of amounts paid that do not constitute income, beneficial ownership is determined as if the payment were income.

 Foreign partnerships, foreign simple trusts, and foreign grantor trusts are not the beneficial owners of income paid to the partnership or trust. The beneficial owners of income paid to a foreign partnership are generally the partners in the partnership, provided that the partner is not itself a partnership, foreign simple or grantor trust, nominee or other agent. The beneficial owners of income paid to a foreign simple trust (that is, a foreign trust that is described in section 651(a)) are generally the beneficiaries of the trust, if the beneficiary is not a foreign partnership, foreign simple or grantor trust, nominee or other agent. The beneficial owners of a foreign grantor trust (that is, a foreign trust to the extent that all or a portion of the income of the trust is treated as owned by the grantor or another person under sections 671 through 679) are the persons treated as the owners of the trust. The beneficial owners of income paid to a foreign complex trust (that is, a foreign trust that is not a foreign simple trust or foreign grantor trust) is the trust itself.

 The beneficial owner of income paid to a foreign estate is the estate itself.

Note: A payment to a U.S. partnership, U.S. trust, or U.S. estate is treated as a payment to a U.S. payee that is not subject to 30% foreign-person withholding. A U.S. partnership, trust, or estate should provide the withholding agent with a Form W-9.

 Effectively connected income. Generally, when a foreign person engages in a trade or business within the United States, all income from sources within the United States other than fixed or determinable annual or periodical (FDAP) income (for example, interest, dividends, rents, and certain similar amounts) is considered income effectively connected with a U.S. trade or business. FDAP income may or may not be effectively connected with a U.S. trade or business. Factors to be considered to determine whether FDAP income and similar amounts from U.S. sources are effectively connected with a U.S. trade or business include whether:
 . The income is from assets used in, or held for use in, the conduct of that trade or business or
 . The activities of that trade or business were a material factor in the realization of the income.

 There are special rules for determining whether income from securities is effectively connected with the active conduct of a U.S. banking, financing, or similar business. See section 864(c)(4)(B)(ii) and Regulations section 1.864-4(c)(5)(ii) for more information.

 Effectively connected income, after allowable deductions, is taxed at graduated rates applicable to U.S. citizens and residents, rather than at a 30% foreign-person withholding rate. You must report this income on an annual tax or information return as follows:
 . Individuals--Use Form 1040NR, U.S. Nonresident Alien Income Tax Return.
 . Corporations--Use Form 1120-F, U.S. Income Tax Return of a Foreign
Corporation.
 . Partnerships--Use Form 1065, U.S. Return of Partnership Income.
 . Trusts or estates--Use Form 1041, U.S. Income Tax Return for Estates and Trusts.

 Foreign person. A foreign person includes a nonresident alien individual, a foreign corporation, a foreign partnership, a foreign trust, a foreign estate, and any other person that is not a U.S. person.

Nonresident alien individual. Any individual who is not a citizen or resident of the United States is a nonresident alien individual. An alien individual meeting either the "green card test" or the "substantial presence test" for the calendar year is a resident alien. Any person not meeting either test is a nonresident alien individual. Additionally, an alien individual who is a resident of a foreign country under the residence article of an income tax treaty, or an alien individual who is a resident of Puerto Rico, Guam, the Commonwealth of the Northern Mariana Islands, the U.S. Virgin Islands, or American Samoa is a nonresident alien individual.

Note: Even though a nonresident alien individual married to a U.S. citizen or resident alien may choose to be treated as a resident alien for certain purposes (for example, filing a joint income tax return), such individual is still treated as a nonresident alien for withholding tax purposes on all income except wages.

 See Pub. 519, U.S. Tax Guide for Aliens, for more information on resident and nonresident alien status.

Disregarded entity. A business entity that has a single owner and is not a corporation under Regulations section 301.7701-2(b) is disregarded as an entity separate from its owner.

Withholding agent. Any person, U.S. or foreign, that has control, receipt, or custody of an amount subject to withholding or who can disburse or make payments of an amount subject to withholding is a withholding agent. The withholding agent may be an individual, corporation, partnership, trust, association, or any other entity including (but not limited to) any foreign intermediary, foreign partnership, and U.S. branches of certain foreign banks and insurance companies. Generally, the person who pays (or causes to be paid) an amount subject to withholding to the foreign person (or to its agent) must withhold.

--------------------------------------------------------------------------------

Specific Instructions

Part I

Line 1. Enter your name. If you are filing for a disregarded entity with a single owner who is a foreign person, this form should be completed and signed by the foreign single owner. If the account to which a payment is made or credited is in the name of the disregarded entity, the foreign single owner should inform the withholding agent of this fact. This may be done by including the name and account number of the disregarded entity on line 8 (reference number) of Part I of the form.

Note: If you own the income or account jointly with one or more other persons, the income or account will be treated by the withholding agent as owned by a foreign person if Forms W-8ECI are provided by all of the owners. If the withholding agent receives a Form W-9, Request for Taxpayer Identification Number and Certification, from any of the joint owners, the payment must be treated as made to a U.S. person.

Line 2. If you are filing for a corporation, enter the country of incorporation. If you are filing for another type of entity, enter the country under whose laws the entity is created, organized, or governed. If you are an individual, write "N/A" (for "not applicable").

Line 3. Check the box that applies. By checking a box, you are representing that you qualify for this classification. You must check the one box that represents your classification (for example, corporation, partnership, etc.) under U.S. tax principles. If you are filing for a disregarded entity, you must check the "Disregarded entity" box (not the box that describes the status of your single owner).

Line 4. Your permanent residence address is the address in the country where you claim to be a resident for that country's income tax. Do not show the address of a financial institution, a post office box, or an address used solely for mailing purposes. If you are an individual who does not have a tax residence in any country, your permanent residence is where you normally reside. If you are not an individual and you do not have a tax residence in any country, the permanent residence address is where you maintain your principal office.

Line 5. Enter your business address in the United States. Do not show a post office box.

Line 6. You must provide a U.S. taxpayer identification number (TIN) for this form to be valid. A U.S. TIN is a social security number (SSN), employer identification number (EIN), or IRS individual taxpayer identification number
(ITIN). Check the appropriate box for the type of U.S. TIN you are providing.

 If you are an individual, you are generally required to enter your SSN. To apply for an SSN, get Form SS-5 from a Social Security Administration (SSA) office. Fill in Form SS-5 and return it to the SSA.

 If you do not have an SSN and are not eligible to get one, you must get an ITIN. To apply for an ITIN, file Form W-7 with the IRS. It usually takes 4-6 weeks to get an ITIN.

 If you are not an individual (for example, a foreign estate or trust), or you are an individual who is an employer or who is engaged in a U.S. trade or business as a sole proprietor, use Form SS-4, Application for Employer Identification Number, to obtain an EIN. If you are a disregarded entity, enter the U.S. TIN of your foreign single owner.

Line 7. If your country of residence for tax purposes has issued you a tax identifying number, enter it here. For example, if you are a resident of Canada, enter your Social Insurance Number.

Line 8. This line may be used by the filer of Form W-8ECI or by the withholding agent to whom it is provided to include any referencing information that is useful to the withholding agent in carrying out its obligations. A beneficial owner may use line 8 to include the name and number of the account for which he or she is providing the form. A foreign single owner of a disregarded entity may use line 8 to inform the withholding agent that the account to which a payment is made or credited is in the name of the disregarded entity (see instructions for line 1 on page 3).

Line 9. You must specify the items of income that are effectively connected with the conduct of a trade or business within the United States. You will generally have to provide Form W-8BEN, Form W-8EXP, or Form W-8IMY for those items from sources within the United States that are not effectively connected with the conduct of a trade or business within the United States. See Form W-8BEN, W-8EXP, or W-8IMY, and its instructions, for more details.

Part II

Signature. Form W-8ECI must be signed and dated by the beneficial owner of the income, or, if the beneficial owner is not an individual, by an authorized representative or officer of the beneficial owner. If Form W-8ECI is completed by an agent acting under a duly authorized power of attorney, the form must be accompanied by the power of attorney in proper form or a copy thereof specifically authorizing the agent to represent the principal in making, executing, and presenting the form. Form 2848, Power of Attorney and Declaration of Representative, may be used for this purpose. The agent, as well as the beneficial owner, may incur liability for the penalties provided for an erroneous, false, or fraudulent form.

--------------------------------------------------------------------------------

Paperwork Reduction Act Notice. We ask for the information on this form to carry out the Internal Revenue laws of the United States. If you want to receive exemption from withholding on income effectively connected with the conduct of a trade or business in the United States, you are required to provide the information. We need it to ensure that you are complying with these laws and to allow us to figure and collect the right amount of tax.

 You are not required to provide the information requested on a form that is subject to the Paperwork Reduction Act unless the form displays a valid OMB control number. Books or records relating to a form or its instructions must be retained as long as their contents may become material in the administration of any Internal Revenue law. Generally, tax returns and return information are confidential, as required by section 6103.

 The time needed to complete and file this form will vary depending on individual circumstances. The estimated average time is: Recordkeeping, 3 hr., 35 min.; Learning about the law or the form, 3 hr., 22 min.; Preparing and sending the form to IRS, 3 hr., 35 min.

 If you have comments concerning the accuracy of these time estimates or suggestions for making this form simpler, we would be happy to hear from you. You can write to the Tax Forms Committee, Western Area Distribution Center, Rancho Cordova, CA 95743-0001. Do not send Form W-8ECI to this office. Instead, give it to your withholding agent.

--------------------------------------------------------------------------------

Form W-8IMY

(Rev. December 2000)

Department of the Treasury
Internal Revenue Service

                      Certificate of Foreign Intermediary,
                  Foreign Flow-Through Entity, or Certain U.S.       OMB No.
                   Branches for United States Tax Withholding       1545-1621
            . Section references are to the Internal Revenue Code.
                         . See separate instructions.
 . Give this form to the withholding agent or payer. Do not send to the IRS.
--------------------------------------------------------------------------------

Do not use this form for:                                     Instead, use Form:
 . A beneficial owner solely claiming foreign status or treaty benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . W-8BEN
 . A hybrid entity claiming treaty benefits on its own behalf. . . . . . . W-8BEN
 . A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United
  States  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . W-8ECI
 . A disregarded entity. Instead, the single foreign owner should use  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  W-8BEN or W-8ECI
 . A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section(s)
  115(2), 501(c), 892, 895, or 1443(b) . . . . . . . . . . . . . . . . .  W-8EXP
--------------------------------------------------------------------------------
Part I Identification of Entity
--------------------------------------------------------------------------------
1 Name of individual or organization that          2 Country of incorporation
  is acting as intermediary                        or organization

--------------------------------------------------------------------------------
3 Type of entity--check the appropriate box:
  [_] Qualified intermediary. Complete Part II.
  [_] Nonqualified intermediary. Complete Part III.
  [_] U.S. branch. Complete Part IV.
  [_] Withholding foreign partnership. Complete Part V.
  [_] Withholding foreign trust. Complete Part V.
  [_] Nonwithholding foreign partnership. Complete Part VI.
  [_] Nonwithholding foreign simple trust. Complete Part VI.
  [_] Nonwithholding foreign grantor trust. Complete Part VI.
--------------------------------------------------------------------------------
4 Permanent residence address (street, apt. or suite no., or rural route). Do not use P.O. box.

--------------------------------------------------------------------------------
  City or town, state or province, include                    Country (do not
  postal code where appropriate                               abbreviate)

--------------------------------------------------------------------------------
5 Mailing address (if different from above)

--------------------------------------------------------------------------------
  City or town, state or province, include                    Country (do not
  postal code where appropriate                               abbreviate)

--------------------------------------------------------------------------------
6 U.S. taxpayer identification number              7 Foreign tax identifying
  (if required, see instructions)                  number, if any (optional)

  [_] SSN or ITIN  [_] EIN  [_] QI-EIN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8 Reference number(s) (see instructions)

--------------------------------------------------------------------------------
Part II Qualified Intermediary
--------------------------------------------------------------------------------
9a[_](All qualified intermediaries check here) I certify that the entity identified in Part I:

    . Is a qualified intermediary and is not acting for its own account with respect to the account(s) identified on line 8 or in a withholding statement associated with this form and

    . Has provided or will provide a withholding statement, as required.

 b[_](If applicable) I certify that the entity identified in Part I has assumed primary withholding responsibility under Chapter 3 of the Code with respect to the account(s) identified on this line 9b or in a withholding statement associated with this form . .....................................
    ..........................................................................

 c[_](If applicable) I certify that the entity identified in Part I has assumed primary Form 1099 reporting and backup withholding responsibility as authorized in its withholding agreement with the IRS with respect to the account(s) identified on this line 9c or in a withholding statement associated with this form . ...............................................
    ..........................................................................

--------------------------------------------------------------------------------
Part III Nonqualified Intermediary
--------------------------------------------------------------------------------
10a[_](All nonqualified intermediaries check here) I certify that the entity identified in Part I is not a qualified intermediary and is not acting for its own account.

  b[_](If applicable) I certify that the entity identified in Part I is using this form to transmit withholding certificates and/or other documentary evidence and has provided or will provide a withholding statement, as required.
--------------------------------------------------------------------------------
For Paperwork Reduction Act Notice, see separate instructions. Form W-8IMY (Rev.
                                                                        12-2000)

Form W-8IMY (Rev. 12-2000)                                                Page 2
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Part IV Certain United States Branches
--------------------------------------------------------------------------------
Note: You may use this Part if the entity identified in Part I is a U.S. branch of a foreign bank or insurance company and is subject to certain regulatory requirements (see instructions).
11[_]I certify that the entity identified in Part I is a U.S. branch and that the payments are not effectively connected with the conduct of a trade or business in the United States.
Check box 12 or box 13, whichever applies:
12[_]I certify that the entity identified in Part I is using this form as evidence of its agreement with the withholding agent to be treated as a U.S. person with respect to any payments associated with this certificate.
13[_]I certify that the entity identified in Part I:
    . Is using this form to transmit withholding certificates or other documentary evidence for the persons for whom the branch receives a payment and
    . Has provided or will provide a withholding statement, as required.
--------------------------------------------------------------------------------
Part V Withholding Foreign Partnership or Withholding Foreign Trust
--------------------------------------------------------------------------------
14[_]I certify that the entity identified in Part I:
    . Is a withholding foreign partnership or a withholding foreign trust and
    . Has provided or will provide a withholding statement, as required.
--------------------------------------------------------------------------------
Part VI Nonwithholding Foreign Partnership, Simple Trust, or Grantor Trust
--------------------------------------------------------------------------------
15[_]I certify that the entity identified in Part I:
    . Is a nonwithholding foreign partnership, a nonwithholding foreign simple trust, or a nonwithholding foreign grantor trust and that the payments to which this certificate relates are not effectively connected, or are not treated as effectively connected, with the conduct of a trade or business in the United States and
    . Has provided or will provide a withholding statement, as required.
--------------------------------------------------------------------------------
Part VII Certification
--------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income for which I am providing this form or any withholding agent that can disburse or make payments of the income for which I am providing this form.

           .............................................   ....................
Sign Here        Signature of authorized official           Date (MM-DD-YYYY)
--------------------------------------------------------------------------------

Instructions for Form
W-8IMY                              [Department of the Treasury Internal
                                    Revenue Service Logo]

(Rev. August 2001)

(Use with the December 2000 revision of Form W-8IMY.)
Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding
Section references are to the Internal Revenue Code unless otherwise noted.
--------------------------------------------------------------------------------
General Instructions

Note: For definitions of terms used throughout these instructions, see Definitions on pages 2 and 3.

 Foreign persons are subject to U.S. tax at a 30% rate on income they receive from U.S. sources that consists of interest (including certain original issue discount (OID)), dividends, rents, premiums, annuities, compensation for, or in expectation of, services performed, or other fixed or determinable annual or periodical (FDAP) gains, profits, or income. This tax is imposed on the gross amount paid and is generally collected by withholding on that amount. A payment is considered to have been made whether it is made directly to the beneficial owner or to another person, such as an intermediary, agent, trustee, executor, or partnership, for the benefit of the beneficial owner.
Note: For additional information and instructions for the withholding agent, see the Instructions for the Requester of Forms W-8BEN, W-8ECI, W-8EXP, and W-8IMY.

Who must file. Form W-8IMY must be provided by:
 . A foreign person, or a foreign branch of a U.S. person, to establish that it is a qualified intermediary that is not acting for its own account, to represent that it has provided or will provide a withholding statement, as required, and, if applicable, to represent that it has assumed primary withholding responsibility under Chapter 3 of the Code and/or primary Form 1099 reporting and backup withholding responsibility.
 . A foreign person to establish that it is a nonqualified intermediary that is not acting for its own account, and, if applicable, that it is using the form to transmit withholding certificates and/or other documentary evidence and has provided, or will provide, a withholding statement as required. A U.S. person cannot be a nonqualified intermediary.
 . A U.S. branch of certain foreign banks or foreign insurance companies to represent that the income it receives is not effectively connected with the conduct of a trade or business within the United States and either (a) that it is using the form as evidence of its agreement with the withholding agent to be treated as a U.S. person with respect to any payments associated with the Form W-8IMY or (b) that it is using the certificate to transmit the documentation of the persons for whom it receives a payment and has provided, or will provide, a withholding statement, as required.
 . A flow-through entity to represent that it is (a) a withholding foreign partnership or withholding foreign trust and will provide a withholding statement, as required or (b) a nonwithholding foreign partnership or nonwithholding foreign simple or grantor trust, the income which it receives is not effectively connected with a U.S. trade or business, and it has provided a withholding statement as required.
Note: Solely for purposes of providing this form, a reverse hybrid entity that is providing documentation on behalf of its interest holders to claim a reduced rate of withholding under a treaty is considered to be a nonqualified intermediary unless it has entered into a qualified intermediary agreement with the IRS.

 Provide Form W-8IMY to the withholding agent or payer before income is paid or credited to you on behalf of the beneficial owner. Failure to provide a Form W-8IMY or failure to provide necessary documentation and withholding statements to be associated with the form may lead to withholding at a 30% rate (foreign-person withholding) or the backup withholding rate.

 Do not use Form W-8IMY if:
 . You are the beneficial owner of U.S. source income (other than income that is effectively connected with the conduct of a trade or business within the United States) and you need to establish that you are not a U.S. person. Instead, submit Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for
United States Tax Withholding.
 . You are the beneficial owner of U.S. source income (other than income that is effectively connected with the conduct of a trade or business within the United States) and are claiming a reduced rate of, or exemption from, withholding as a resident of a foreign country with which the United States has an income tax treaty. Instead, provide Form W-8BEN.
 . You are filing for a hybrid entity claiming treaty benefits on its own behalf, or you are filing for a reverse hybrid entity and are not claiming treaty benefits on behalf of its interest holders. Instead, provide Form W-8BEN.
 . You are the beneficial owner of income that is effectively connected with the conduct of a trade or business within the United States. Instead, provide Form W-8ECI, Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States.
 . You are a nonresident alien individual who claims exemption from withholding on compensation for independent or certain dependent personal services performed in the United States. Instead, provide Form 8233, Exemption From Withholding on Compensation for Independent (and Certain Dependent) Personal Services of a Nonresident Alien Individual, or Form W-4, Employee's Withholding Allowance Certificate.
 . You are filing for a disregarded entity. (A business entity that has a single owner and is not a corporation under Regulations section 301.7701-2(b) is disregarded as an entity separate from its owner.) Instead, provide Form W-8BEN or W-8ECI.
 . You are filing for a foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section 115(2), 501(c), 892, 895, or 1443(b). Instead,
provide Form W-8EXP, Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding. However, these entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim exempt recipient status for backup withholding purposes.

Giving Form W-8IMY to the withholding agent. Do not send Form W-8IMY to the IRS. Instead, give it to the person who is requesting it. Generally, this person will be the one from whom you receive the payment or who credits your account. Give Form W-8IMY to the person requesting it before income is paid to you or credited to your account. If you do not provide this form, the withholding agent may have to withhold at a 30% rate (foreign-person withholding) or backup withholding rate. Generally, a separate Form W-8IMY must be submitted to each withholding agent.

Change in circumstances. If a change in circumstances makes any information on the Form W-8IMY (or any documentation or a withholding statement associated with the Form W-8IMY) you have submitted incorrect, you must notify the withholding agent or payer within 30 days of the changes in circumstances and you must file a new Form W-8IMY or provide new documentation or a new withholding statement.

 You must update the information associated with Form W-8IMY as often as is necessary to enable the withholding agent to withhold at the appropriate rate on each payment and to report such income.

Expiration of Form W-8IMY. Generally, a Form W-8IMY remains valid until the status of the person whose name is on the certificate is changed in a way relevant to the certificate or circumstances change that make the information on the certificate no longer correct. The indefinite validity period does not extend, however, to any withholding certificates, documentary evidence, or withholding statements associated with the certificate.

Definitions

Foreign person. A foreign person includes a nonresident alien individual, a foreign corporation, a foreign partnership, a foreign trust, a foreign estate, and any other person that is not a U.S. person. It also includes a foreign branch or office of a U.S. financial institution or U.S. clearing organization if the foreign branch is a qualified intermediary. Generally, a payment to a U.S. branch of a foreign person is a payment to a foreign person.

Intermediary. An intermediary is any person that acts as a custodian, broker, nominee, or otherwise as an agent for another person, regardless of whether that other person is the beneficial owner of the amount paid, a flow-through entity, or another intermediary.

 Qualified intermediary. A qualified intermediary is a person that is a party to a withholding agreement with the IRS and is:
 . A foreign financial institution or a foreign clearing organization (other than a U.S. branch or U.S. office of the institution or organization),
 . A foreign branch or office of a U.S. financial institution or a foreign branch or office of a U.S. clearing organization,
 . A foreign corporation for purposes of presenting claims of benefits under an income tax treaty on behalf of its shareholders, or
 . Any other person the IRS accepts as a qualified intermediary and who enters into a withholding agreement with the IRS.

 See Rev. Proc. 2000-12, 2000-4 I.R.B. 387, for procedures to apply to be a qualified intermediary.

 Nonqualified intermediary. A nonqualified intermediary is any intermediary that is not a U.S. person and that is not a qualified intermediary.

Beneficial owner. For payments other than those for which a reduced rate of withholding is claimed under an income tax treaty, the beneficial owner of income is generally the person who is required under U.S. tax principles to include the income in gross income on a tax return. A person is not a beneficial owner of income, however, to the extent that person is receiving the income as a nominee, agent, or custodian, or to the extent the person is a conduit whose participation in a transaction is disregarded. In the case of amounts paid that do not constitute income, beneficial ownership is determined as if the payment were income.

 Foreign partnerships, foreign simple trusts, and foreign grantor trusts are not the beneficial owners of income paid to the partnership or trust. The beneficial owners of income paid to a foreign partnership are generally the partners in the partnership, provided that the partner is not itself a partnership, foreign simple or grantor trust, nominee or other agent. The beneficial owners of income paid to a foreign simple trust (that is, a foreign trust that is described in section 651(a)) are generally the beneficiaries of the trust, if the beneficiary is not itself a foreign partnership, foreign simple or grantor trust, nominee or other agent. The beneficial owners of a foreign grantor trust (that is, a foreign trust to the extent that all or a portion of the income of the trust is treated as owned by the grantor or another person under sections 671 through 679) are the persons treated as the owners of the trust. The beneficial owner of income paid to a foreign complex trust (that is, a foreign trust that is not a foreign simple trust or foreign grantor trust) is the trust itself.

 The beneficial owner of income paid to a foreign estate is the estate itself.

Flow-through entity. A flow-through entity is a foreign partnership (other than a withholding foreign partnership), a foreign simple or foreign grantor trust (other than a withholding foreign trust), or, for payments for which a reduced rate of withholding is claimed under an income tax treaty, any entity to the extent the entity is considered to be fiscally transparent (see page 3) with respect to the payment by an interest holder's jurisdiction.

Withholding foreign partnership or withholding foreign trust. A withholding foreign partnership or withholding foreign trust is a foreign partnership or a foreign simple or grantor trust that has entered into a withholding agreement with the IRS in which it agrees to assume primary withholding responsibility for all payments that are made to it for its partners, beneficiaries, or owners.

Nonwithholding foreign partnership, simple trust, or grantor trust. A nonwithholding foreign partnership is any foreign partnership other than a withholding foreign partnership. A nonwithholding foreign simple trust is any foreign simple trust that is not a withholding foreign trust. A nonwithholding foreign grantor trust is any foreign grantor trust that is not a withholding foreign trust.

Hybrid entity. A hybrid entity is any person (other than an individual) that is treated as fiscally transparent (see below) in the United States but is not treated as fiscally transparent by a country with which the United States has an income tax treaty. Hybrid status is relevant for claiming treaty benefits.

Reverse hybrid entity. A reverse hybrid entity is any person (other than an individual) that is not fiscally transparent under U.S. tax law principles but that is fiscally transparent under the laws of a jurisdiction with which the United States has an income tax treaty.

Fiscally transparent entity. An entity is treated as fiscally transparent with respect to an item of income to the extent that the interest holders in the entity must, on a current basis, take into account separately their shares of an item of income paid to the entity, whether or not distributed, and must determine the character of the items of income as if they were realized directly from the sources from which realized by the entity.

Amounts subject to withholding. Generally, an amount subject to withholding is an amount from sources within the United States that is FDAP income. FDAP income is all income included in gross income, including interest (and original issue discount), dividends, rents, royalties, and compensation. FDAP income does not include most gains from the sale of property (including market discount and option premiums). FDAP income also does not include items of U.S. source income that are excluded from gross income without regard to the U.S. or foreign status of the holder, such as interest under section 103(a).

Reportable amount. Solely for purposes of the statements required to be attached to Form W-8IMY, a reportable amount is an amount subject to withholding, U.S. source deposit interest (including original issue discount), and U.S. source interest or original issue discount on the redemption of short-term obligations. It does not include payments on deposits with banks and other financial institutions that remain on deposit for 2 weeks or less or amounts received from the sale or exchange (other than a redemption) of a short-term obligation that is effected outside the United States. It also does not include amounts of original issue discount arising from a sale and repurchase transaction completed within a period of 2 weeks or less, or amounts described in Regulations section 1.6049-5(b)(7), (10), or (11) (relating to certain obligations issued in bearer form). See the instructions for Forms 1042-S and 1099 to determine whether these amounts are also subject to information reporting.

Withholding agent. A withholding agent is any person, U.S. or foreign, that has control, receipt, or custody of an amount subject to withholding or who can disburse or make payments of an amount subject to withholding. The withholding agent may be an individual, corporation, partnership, trust, association, or any other entity, including (but not limited to) any foreign intermediary, foreign partnership, and U.S. branches of certain foreign banks and insurance companies. Generally, the person who pays (or causes to be paid) the amount subject to withholding to the foreign person (or to its agent) must withhold.

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Specific Instructions

Part I

Line 1. Enter your name. By doing so, you are representing to the payer or withholding agent that you are not the beneficial owner of the amounts that will be paid to you.

Line 2. If you are a corporation, enter the country of incorporation. If you are another type of entity, enter the country under whose laws you are created, organized, or governed. If you are an individual, enter "N/A" (for "not applicable").

Line 3. Check the one box that applies. If you are a foreign partnership receiving the payment on behalf of your partners, check the "Withholding foreign partnership" box or the "Nonwithholding foreign partnership" box, whichever is appropriate. If you are a foreign simple trust or foreign grantor trust receiving the payment on behalf of your beneficiaries or owners, check the "Withholding foreign trust" box, the "Nonwithholding foreign simple trust" box, or the "Nonwithholding foreign grantor trust" box, whichever is appropriate. If you are a foreign partnership (or a foreign trust) receiving a payment on behalf of persons other than your partners (or beneficiaries or owners), check the "Qualified intermediary" box or the "Nonqualified intermediary" box, whichever is appropriate. A reverse hybrid entity that is providing documentation from its interest holders to claim a reduced rate of withholding under a treaty should check the "Nonqualified intermediary" box unless it has entered into a qualified intermediary agreement with the IRS. See Parts II Through VI on page 4 if you are acting in more than one capacity.

Line 4. Your permanent residence address is the address in the country where you claim to be a resident. Do not show the address of a financial institution, a post office box, or an address used solely for mailing purposes. If you do not have a tax residence in any country, the permanent residence address is where you maintain your principal office or, if you are an individual, where you normally reside.

Line 5. Enter your mailing address only if it is different from the address you show on line 4.

Line 6. You must provide an employer identification number (EIN) if you are a U.S. branch of a foreign bank or insurance company.

 If you are acting as a qualified intermediary or a withholding foreign partnership or a withholding foreign trust, you must use the EIN that was issued to you in such capacity (your "QI-EIN"). If you also act as a nonqualified intermediary with respect to other amounts subject to withholding, you must complete a separate Form W-8IMY for those amounts and use the EIN, if any, that is not your QI-EIN.

 A nonqualified intermediary, a nonwithholding foreign partnership, or a nonwithholding foreign simple or grantor trust is generally not required to provide a U.S. TIN. However, a nonwithholding foreign grantor trust with five or fewer grantors is required to provide an EIN.

Line 7. If your country of residence for tax purposes has issued you a tax identifying number, enter it here.

Line 8. This line may be used by the filer of Form W-8IMY or by the withholding agent to whom it is provided to include any referencing information that is useful to the withholding agent in carrying out its obligations. For example, a withholding agent who is required to associate a particular Form W-8BEN with this Form W-8IMY may want to use line 8 for a referencing number or code that will make the association clear.

Parts II Through VI

You should complete only one part. If you are acting in multiple capacities, you must provide separate Forms W-8IMY for each capacity. For example, if you are acting as a qualified intermediary for one account, but a nonqualified intermediary for another account, you must provide one Form W-8IMY in your capacity as a qualified intermediary, and a separate Form W-8IMY in your capacity as a nonqualified intermediary.

Part II -- Qualified Intermediary

Check box 9a if you are a qualified intermediary (QI) (whether or not you assume primary withholding responsibility) for the income for which you are providing this form. By checking the box, you are certifying to all of the statements contained on line 9a.

 Check box 9b only if you have assumed primary withholding responsibility under Chapter 3 of the Code (nonresident alien withholding) with respect to the accounts identified on this line or in a withholding statement associated with this form.

 Check box 9c only if you have assumed primary Form 1099 reporting and backup withholding responsibility as authorized in a withholding agreement with the IRS with respect to the accounts identified on this line or in a withholding statement associated with this form.

 Although a QI obtains withholding certificates or appropriate documentation from beneficial owners, payees, and, if applicable, shareholders, as specified in your withholding agreement with the IRS, a QI does not need to attach the certificates or documentation to this form. However, to the extent you have not assumed primary Form 1099 reporting or backup withholding responsibility, you must disclose the names of those U.S. persons for whom you receive reportable amounts and that are not exempt recipients (as defined in Regulations section 1.6049-4(c)(1)(ii) or under section 6041, 6042, 6045, or 6050N). You should make this disclosure by attaching to Form W-8IMY the Forms W-9 (or substitute forms) of persons that are not exempt recipients. If you do not have a Form W-9 for a non-exempt U.S. payee, you must attach to Form W-8IMY any information you do have regarding that person's name, address, and TIN.

Withholding statement of a QI. As a QI, you must provide a withholding statement to each withholding agent from which you receive reportable amounts. The withholding statement becomes an integral part of the Form W-8IMY and, therefore, the certification statement that you sign in Part VII of the form applies to the withholding statement as well as to the form. The withholding statement must:

 1. Designate those accounts for which you act as a QI.
 2. Designate those accounts for which you assumed primary withholding responsibility under Chapter 3 of the Code and/or primary Form 1099 reporting and backup withholding responsibility.
 3. Provide information regarding withholding rate pools.

 A withholding rate pool is a payment of a single type of income, based on the categories of income reported on Form 1042-S or Form 1099 (for example, interest or dividends), that is subject to a single rate of withholding. The withholding rate pool may be established by any reasonable method agreed upon by you and the withholding agent. For example, you may agree to establish a separate account for a single withholding rate pool or you may agree to divide a payment made to a single account into portions allocable to each withholding rate pool. You must provide the withholding rate pool information that is required for the withholding agent to meet its withholding and reporting obligations. A withholding agent may request any information reasonably necessary to withhold and report payments correctly.

 If you do not assume primary Form 1099 reporting and backup withholding responsibility, you must establish a separate withholding rate pool for each U.S. non-exempt recipient account holder disclosed to the withholding agent unless the alternative procedure is used (see below). The withholding rate pools are based on valid documentation that you obtain under your withholding agreement with the IRS or, if a payment cannot be reliably associated with valid documentation, under the applicable presumption rules.

 Alternative procedure for U.S. non-exempt recipients. If permitted by the QI withholding agreement with the IRS and if approved by the withholding agent, you may establish:
 . A single withholding rate pool (not subject to backup withholding) for all U.S. non-exempt recipient account holders for whom you have provided Forms W-9 prior to the withholding agent making any payments. Alternatively, you may include such U.S. non-exempt recipients in a zero rate withholding pool that includes U.S. exempt recipients and foreign persons exempt from non-resident alien withholding provided all the conditions of the alternative procedure are met and
 . A separate withholding rate pool (subject to backup withholding) for all U.S. non-exempt recipient account holders for whom you have not provided Forms W-9 prior to the withholding agent making any payments.

 If you elect the alternative procedure, you must provide the information required by your QI withholding agreement to the withholding agent not later than January 15 of the year following the year in which the payments are paid. Failure to provide this information may result in penalties under sections 6721 and 6722 and termination of your withholding agreement with the IRS.

 Updating the statement. The statement by which you identify the relevant withholding rate pools must be updated as often as is necessary to allow the withholding agent to withhold at the appropriate rate on each payment and to correctly report the income to the IRS. The updated information becomes an integral part of Form W-8IMY.

Part III -- Nonqualified Intermediary

If you are providing Form W-8IMY as a nonqualified intermediary (NQI), you must check box 10a. By checking this box, you are certifying to all of the statements on line 10a. Check box 10b if you are using this form to transmit withholding certificates or other documentation.

 If you are acting on behalf of another NQI or on behalf of a foreign partnership or foreign trust that is not a withholding foreign partnership or a withholding foreign trust, you must attach to your Form W-8IMY the Form W-8IMY of the other NQI or the foreign partnership or the foreign trust together with the withholding certificates and other documentation attached to that Form W-8IMY.

 Withholding statement of an NQI. An NQI must provide a withholding statement to obtain reduced rates of withholding for its customers and to avoid certain reporting responsibilities. The withholding statement must be provided prior to a payment and becomes an integral part of the Form W-8IMY and, therefore, the certification statement that you sign in Part VII of the form applies to the withholding statement as well as to the form. The withholding statement must:
 1. Contain the name, address, U.S. TIN (if any), and the type of documentation (documentary evidence, Form W-9, or type of Form W-8) for every person for whom documentation has been received and must state whether that person is a U.S. exempt recipient, a U.S. non-exempt recipient, or a foreign person. The statement must indicate whether a foreign person is a beneficial owner or an intermediary, flow-through entity, or U.S. branch and the type of recipient, based on the recipient codes reported on Form 1042-S.
 2. Allocate each payment by income type to every payee for whom documentation has been provided. The type of income is based on the income codes reported on Form 1042-S (or, if applicable, the income categories for Form 1099). If a payee receives income through another NQI, flow-through entity, or U.S. branch, your withholding certificate must also state the name, address, and U.S. TIN, if known, of the other NQI or U.S. branch from which the payee directly receives the payment or the flow-through entity in which the payee has a direct ownership interest. If another NQI, flow-through entity, or U.S. branch fails to allocate a payment, you must provide, for that payment, the name of the NQI, flow-through entity, or U.S. branch that failed to allocate the payment.
 3. If a payee is identified as a foreign person, you must specify the rate of withholding to which the payee is subject, the payee's country of residence and, if a reduced rate of withholding is claimed, the basis for that reduced rate (for example, treaty benefit, portfolio interest, exempt under section 501(c)(3), 892, or 895). The statement must also include the U.S. TIN (if required) and, if the beneficial owner is not an individual and is claiming treaty benefits, state whether the limitation on benefits and section 894 statements have been provided by the beneficial owner. You must inform the withholding agent as to which payments those statements relate.
 4. Contain any other information the withholding agent requests in order to fulfill its withholding and reporting obligations under Chapter 3 of the Code and/or Form 1099 reporting and backup withholding responsibility.

 Alternative procedure for NQIs. Under this procedure, you may provide information allocating a payment of a reportable amount to each payee (including U.S.-exempt recipients) after a payment is made. To use the alternative procedure you must inform the withholding agent on your withholding statement that you are using the procedure and the withholding agent must agree to the procedure.

[Caution!]
    This alternative procedure cannot be used for payments that are allocable to U.S. non-exempt recipients.

 Under this procedure, you must provide a withholding agent with all the information required on the withholding statement (see above) and all payee documentation, except the specific allocation information for each payee, prior to the payment of a reportable amount. In addition, you must provide the withholding agent with withholding rate pool information. The withholding statement must assign each payee to a withholding rate pool prior to the payment of a reportable amount. A withholding rate pool is a payment of a single type of income, based on the income codes reported on Form 1042-S (for example, interest or dividends), that is subject to a single rate of withholding. The withholding rate pool may be established by any reasonable method agreed upon by you and the withholding agent. For example, you may agree to establish a separate account for a single withholding rate pool, or you may agree to divide a payment made to a single account into portions allocable to each withholding rate pool. You must determine withholding rate pools based on valid documentation or, to the extent a payment cannot be reliably associated with valid documentation, the applicable presumption rules.

 You must provide the withholding agent with sufficient information to allocate the income in each withholding rate pool to each payee (including U.S. exempt recipients) within the pool no later than January 31 of the year following the year of payment. If you fail to provide allocation information, if required, by January 31 for any withholding rate pool, you may not use this procedure for any payment made after that date for all withholding rate pools. You may remedy your failure to provide allocation information by providing the information to the withholding agent no later than February 14. See Regulations section 1.1441-1.

Part IV -- Certain United States Branches

Line 11

Check the box to certify that you are either:
 . A U.S. branch of a foreign bank subject to regulatory supervision by the Federal Reserve Board or
 . A U.S. branch of a foreign insurance company required to file an annual statement on a form approved by the National Association of Insurance Commissioners with the insurance department of a state, a territory, or the District of Columbia.

 By checking the box you are also certifying that the income you are receiving is not effectively connected with the conduct of your trade or business in the United States. You must provide your EIN on line 6 of Part I.

Line 12 or 13

 If you are one of the types of U.S. branches specified in the instructions for line 11 on page 5, then you may choose to be treated in one of two ways:
 1. Check box 12 if you have an agreement with the withholding agent to which you are providing this form to be treated as a U.S. person. In this case, you will be treated as a U.S. person. Therefore, you will receive the payment free of Chapter 3 withholding but you will yourself be responsible for Chapter 3 withholding and backup withholding for any payments you make or credit to the account of persons for whom you are receiving the payment.
 2. Check box 13 if you do not have an agreement with the withholding agent to be treated as a U.S. person.

Withholding statement of a U.S. branch not treated as a U.S. person. If you checked box 13, you must provide the withholding agent with a written withholding statement. The withholding statement becomes an integral part of the Form W-8IMY. The withholding statement must provide the same information outlined under Withholding statement of an NQI on page 5.

Part V -- Withholding Foreign Partnership or Withholding Foreign Trust

Check box 14 if you are a withholding foreign partnership or a withholding foreign trust for the accounts for which you are providing this form and you are receiving the income from those accounts on behalf of your partners, beneficiaries, or owners. If you are not receiving the income on behalf of your partners, beneficiaries, or owners, do not complete Part V. Instead, complete
Part II or Part III, whichever is appropriate.

 If you are acting as a withholding foreign partnership or as a withholding foreign trust, you must assume primary withholding responsibility for all payments that are made to you for your partners, beneficiaries, or owners. Therefore, you are not required to provide information to the withholding agent regarding each partner's, beneficiary's, or owner's distributive share of the payment. If you are also receiving payments from the same withholding agent for persons other than your partners, beneficiaries, or owners, you must provide a separate Form W-8IMY for those payments.

Part VI -- Nonwithholding Foreign Partnership, Simple Trust, or Grantor Trust

Check box 15 if you are a foreign partnership or a foreign simple or grantor trust that is not a withholding foreign partnership or a withholding foreign trust. By checking this box, you are certifying to both of the statements on line 15.

Note: If you are receiving income that is effectively connected with the conduct of a trade or business in the United States, provide Form W-8ECI (instead of Form W-8IMY).

 If you are not receiving the income on behalf of your partners, beneficiaries, or owners, do not complete Part VI. Instead, complete Part II or Part III, whichever is appropriate.

 If you are acting on behalf of an NQI or another foreign partnership or foreign trust that is not a withholding foreign partnership or a withholding foreign trust, you must associate with your Form W-8IMY the Form W-8IMY of the other foreign partnership or foreign trust together with the withholding certificates and other documentation attached to that other form.

Withholding statement of nonwithholding foreign partnership or nonwithholding foreign trust. You must provide the withholding agent with a written withholding statement to obtain reduced rates of withholding and relief from certain reporting obligations. The withholding statement becomes an integral part of the Form W-8IMY. The withholding statement must provide the same information outlined under Withholding statement of an NQI on page 5.

Part VII -- Certification

 Form W-8IMY must be signed and dated by a person authorized to sign a declaration under penalties of perjury on behalf of the person whose name is on the form.

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Paperwork Reduction Act Notice. We ask for the information on this form to carry out the Internal Revenue laws of the United States. If you are acting in any capacity described in these instructions, you are required to give us the information. We need it to ensure that you are complying with these laws and to allow us to figure and collect the right amount of tax.

 You are not required to provide the information requested on a form that is subject to the Paperwork Reduction Act unless the form displays a valid OMB control number. Books or records relating to a form or its instructions must be retained as long as their contents may become material in the administration of any Internal Revenue law. Generally, tax returns and return information are confidential, as required by section 6103.

 The time needed to complete and file this form will vary depending on individual circumstances. The estimated average time is: Recordkeeping, 5 hr., 58 min.; Learning about the law or the form, 4 hr., 38 min.; Preparing and sending the form to IRS, 6 hr., 8 min.

 If you have comments concerning the accuracy of these time estimates or suggestions for making this form simpler, we would be happy to hear from you. You can write to the Tax Forms Committee, Western Area Distribution Center, Rancho Cordova, CA 95743-0001. Do not send Form W-8IMY to this office. Instead, give it to your withholding agent.

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